UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.     )

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Soliciting Material under §240.14a-12
AMCOR PLC
(Name of Registrant as Specified in Its Charter)
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Dear Amcor
Shareholders
September [23], 2025

Fiscal 2025 was a defining year for Amcor—one that marked a bold new chapter in our journey to become the packaging partner of choice, known for sustainability, leadership, more consistent levels of volume-driven organic growth, and attractive shareholder returns. We entered the year with a focus on value creation through disciplined execution and resilience and we made steady progress, delivering volume growth and improved earnings in the face of a challenging macroeconomic environment.
On April 30, 2025 we successfully completed the transformational merger with Berry Global.  This strategic merger brought together two highly complementary businesses to create one of the industry’s most comprehensive, multi-format portfolios of primary packaging solutions for nutrition, health, and beauty and wellness. We closed the transaction ahead of schedule and are deeply grateful to our teams around the world for their efforts in navigating complexity and delivering this milestone in under six months from announcement. Their dedication and professionalism has laid the foundation for a more agile, innovative, and competitive Amcor.  Heading into fiscal 2026, integration is well underway with substantial cost and revenue synergies within our control.
Safety, Culture, and Integration
Our people remain at the heart of everything we do. Our unwavering commitment to safety continues to be a cornerstone of our culture. In fiscal 2025, Amcor’s legacy operations achieved a total recordable incident rate of 0.27, with 68% of our sites operating injury-free for the entire year, which is a testament to our relentless focus on creating a safe, inclusive and high-performing workplace. As we welcome more than 30,000 new colleagues from Berry, we are committed to building on our combined strong safety track record as we pursue our ultimate goal of zero injuries.
We continued to invest in leadership development, training and employee engagement, reinforcing our commitment to building a strong and agile organization. As part of this effort, our combined team’s diverse perspectives, deep experience and shared dedication to excellence will further strengthen our strategic position. Their integration marks an exciting step forward, and we look forward to the innovation and collaboration that will help drive long-term value for our shareholders.
Innovation and Sustainability at Scale
Amcor’s Purpose - together, we elevate customers, shape lives and protect the future - has never been more relevant. Our R&D strength includes more than 1,500 professionals and an annual investment of approximately $180 million. This scale enables us to accelerate innovation in material science, smart packaging, and sustainability. We are sharpening our R&D focus to address our customers’ most complex challenges—particularly around recyclability, circularity, and carbon reduction.
Over the years, we’ve made significant strides in developing and commercializing recycle-ready packaging solutions. Today, the vast majority of our global portfolio is either recyclable or has a recycle-ready alternative. Our teams remain laser-focused on advancing technologies, materials and design innovations to support our long-term vision of a circular economy. With the addition of five new global Innovation Centers, our expanded network now spans ten locations worldwide, accelerating the development and market launch of next-generation packaging solutions tailored to the evolving needs of both customers and consumers.

Graeme Liebelt Chairman

Peter Konieczny Chief Executive Officer

Financial Strength and Strategic Execution
On a combined basis, overall volumes for the fiscal year were 1% higher compared to the prior year, notwithstanding softer demand as we exited the year. Full year reported net sales were up double-digits compared to the prior year, largely as a result of two months’ contribution from the Berry acquisition.
We are confident that the Berry combination will be a powerful catalyst for long-term value creation. We have identified significant cost and revenue synergies - largely within our control - and expect to deliver significant adjusted earnings per share accretion by realizing a cumulative total of $650 million of synergies by the end of fiscal 2028. Integration is progressing well with clear accountability, experienced leadership and dedicated workstreams focused on synergy realization and growth opportunities.
We continue to pay a compelling and growing dividend, returning approximately $850 million to shareholders through cash dividend payments.
Positioned for Sustainable Growth
As we enter fiscal 2026, Amcor is a stronger, more diversified company with a more powerful customer value proposition, enhanced capabilities and a clear path forward.
We have several levers under our control that will lead to strong earnings growth and significantly higher cash generation over the next several years. We remain confident in our ability to deliver significant earnings accretion in fiscal 2026 by realizing
$260 million of pre-tax synergies, reflecting the strength of our integration strategy and execution capabilities. We are taking definitive actions that will improve the financial performance of our businesses and we are focusing the business on attractive nutrition, health, and beauty and wellness markets through portfolio optimization. Each and all of these contribute to creating a stronger business and long-term shareholder value. Our strategic priorities are clear, our execution plans are in motion and our confidence in the future is grounded in the strength of our people, our purpose, and our performance.
Thank you for your continued trust and support in Amcor.

3

PRELIMINARY NOTICE - SUBJECT TO COMPLETION
Notice of Annual Meeting
of Shareholders

When: November 6, 2025 at 4:00 P.M. EST, 9:00 P.M. GMT and 8:00 A.M. (Nov. 7) AEDT.	Items of Business: 5 Proposals are listed below.	Who Can Vote: Shareholders of Amcor ’s common stock and CHESS depositary interests via CHESS Depositary Nominees Pty Limited at the close of business on September 8, 2025.	Attending the Meeting: See page 76 for information.

Where: The Langham Hotel, London, 1C Portland Pl, London W1B 1JA, England.	Date of Mailing: The date of mailing of this Proxy Statement is on or about September [23], 2025.

Items of Business		Record Date

1.	To re-elect eleven Directors for a term of one year;
Only shareholders of record at the close of business on
September 8, 2025, will be entitled to receive notice of and to vote at the meeting. Most shareholders have a choice of
voting over the internet, by telephone or by using a traditional proxy card or voting instruction form. Please refer to the
attached proxy materials or the information forwarded to you by your bank, broker or other holder of record to see voting methods available to you. Please note that an appointed
proxy need not also be a shareholder.
Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting to be held
on November 6, 2025:
The Proxy Statement, 2025 Annual Report and 2025 Form
10-K are available on our website at www.amcor.com/
investors.

2.	To ratify the appointment of PricewaterhouseCoopers AG as our independent registered public accounting firm for fiscal year 2026;

3.	To cast a non-binding, advisory vote on the Company’s executive compensation (“Say-on-Pay Vote”);

4.	To cast a non-binding, advisory vote on the frequency of casting an advisory vote on executive compensation (“Frequency Vote”);

5.	To approve an Amendment to the Amcor plc Memorandum of Association to effect a reverse stock split; and

6.	To transact such other business as may properly come before the meeting.

Your vote is important to us. Please execute your proxy promptly. September [23], 2025 By Order of the Board of Directors

How to Cast Your Vote (See page 72) You can vote by any of the following methods:

By internet	By telephone	By mailing your proxy card

Damien Clayton,
Secretary
83 Tower Road North
Warmley, Bristol BS30 8XP
United Kingdom

4	Amcor plc | 2025 Proxy Statement

Proxy Statement Summary
Our proxy statement contains information about the matters that will be voted on at our Annual General Meeting of
Shareholders (the “Annual Meeting”) as well as other helpful information about Amcor plc (the “Company”). Below is an executive summary that highlights certain information contained elsewhere in our proxy statement. We encourage you to read the entire proxy statement carefully before voting.
Matters to Be Voted on at the 2025 Annual Meeting

Proposal		Board Recommendation	For More Detail, See Page:

1.	Re-election of Directors	FOR each Nominee	12

2.	Ratification of PricewaterhouseCoopers AG as our independent registered public accounting firm for fiscal year 2026	FOR	59

3.	Non-binding advisory vote to approve the Company’s executive compensation	FOR	60

4.	Non-binding, advisory vote on the frequency of casting an advisory vote on executive compensation (“Frequency Vote”)	For ONE YEAR	61

5.	Approval of the Amendment to the Amcor plc Memorandum of Association to effect a reverse stock split	FOR	62

Amcor plc
Amcor plc is a holding company incorporated under the laws of the Bailiwick of Jersey in July 2018. On April 30, 2025, Amcor
plc completed its merger with Berry Global Group, Inc. (“Berry”), with Berry surviving as a wholly-owned subsidiary of Amcor plc (the “Merger”). Amcor is the global leader in developing and producing responsible consumer packaging and dispensing solutions across a variety of materials for nutrition, health, beauty and wellness categories. Our global product innovation and sustainability expertise enables us to solve packaging challenges around the world every day, producing a range of flexible packaging, rigid packaging, cartons and closures that are more sustainable, functional and appealing for our customers and their consumers. We are guided by our purpose of elevating customers, shaping lives and protecting the future. Supported by a commitment to safety, in fiscal year 2025, 77,000 Amcor people generated $15.0 billion in annual sales from operations that span over 400 locations in more than 40 countries.
Business Highlights

Fiscal 2025 marked another strong year for safety, with a total recordable incident rate (TRIR) of 0.27 and 68% of sites operating injury-free for over 12 months

Annual sales of $15.0 billion, up 11% compared with last year on a constant currency basis and including two months contribution from Berry. Combined legacy Amcor and legacy Berry annual volume growth of approximately 1%

Transformational combination with Berry successfully closed ahead of schedule, resulting in a stronger business, a more complete offering of consumer packaging and dispensing solutions for customers and significant value creation for shareholders

Identified $650 million synergy opportunity from the Berry combination. Integration underway, with clear visibility to significant adjusted earnings per share accretion
Strategic investments in high-value, faster-growing markets, nutrition, health, and beauty and wellness categories, including healthcare, protein, pet care, and premium consumer packaging
Well-positioned for fiscal 2026, with a stronger, more diversified and focused portfolio and clear execution plans to drive sustainable earnings growth and shareholder value

Amcor plc | 2025 Proxy Statement	5

Nominees for Directors

			Director Since			Committee Memberships
Name		Age		Primary Occupation	Independent	A	NG	C	E

Graeme Liebelt		71	2012	Former Managing Director & Chief Executive Officer, Orica Limited

Stephen E. Sterrett	DC	70	2015*	Former Senior Executive Vice President & Chief Financial Officer, Simon Property Group, Inc.

Peter Konieczny		60	2024	Chief Executive Officer, Amcor plc

Achal Agarwal		66	2021	Former Chief Strategy & Transformation Officer, Kimberly-Clark Corporation

Susan Carter		66	2021	Former Senior Vice President & Chief Financial Officer, Ingersoll-Rand Plc

Graham Chipchase CBE		62	2024	Chief Executive Officer, Brambles LTD

Jonathan F. Foster		64	2014*	Founder and Managing Partner, Current Capital Partners LLC

Lucrèce Foufopoulos-De Ridder		58	2023	Former Executive Vice President, Borealis

James T. Glerum, Jr.		65	2024*	Former Vice Chairman, Investment Banking, Citigroup

Nicholas T. Long (Tom)		66	2017	Former Chief Executive Officer, MillerCoors, LLC

Jill A. Rahman		64	2020*	Chief Operating Officer, The Greater Chicago Food Depository

Chairman of the Board	DC:	Deputy Chairman	Committee Chair
A: Audit Committee     NG: Nominating and Corporate Governance Committee     C: Compensation Committee     E: Executive Committee
*Includes service on Berry’s Board of Directors prior to the Merger.
Gender
Composition
Racial / Ethnic
Composition
Geographic
Presence
United
States
Australia
Asia
Male
Gender & Ethnic
Composition
Female
Europe
45%
Racially or
Ethnically
Diverse

6	Amcor plc | 2025 Proxy Statement

Tenure*
5.5 years
Average Tenure
Less than
3 years
3-10
years
More than
10 years
Age
64.7 years
Average Age
45-58
years
59-65
years
66 years
or older
Skills and Experience

Executive Leadership		Manufacturing and Operations		Innovation and Technology
●●●●●●●●●●●	11	●●●●●●●●●●●	6	●●●●●●●●●●●	5

International Business Experience		Strategy and M&A		Professional Services
●●●●●●●●●●●	9	●●●●●●●●●●●	9	●●●●●●●●●●●	5

Fast Moving Consumer Goods		IT/Cybersecurity		Sustainability
●●●●●●●●●●●	6	●●●●●●●●●●●	5	●●●●●●●●●●●	8
*Includes service on Berry’s Board of Directors prior to the Merger
Corporate Governance Highlights

All Director nominees, other than the Chief Executive Officer (“CEO”), are independent
Independent Chairman of the Board
Regular executive sessions of independent Directors
Annual election of all Directors
Proactive shareholder engagement program
Single class of shares
No shareholder rights plan (poison pill)
Shareholder right to call special meeting
Stock ownership requirements for Directors and Executive Officers
Active Board and Audit Committee oversight of risk management
Active Board and Audit Committee oversight of cybersecurity
Full Board engagement and active oversight of sustainability with strategic focus
Annual comprehensive Board and committee evaluations
Ongoing Board refreshment with an emphasis on diversity of backgrounds, viewpoints, skills and experiences
Mandatory Director retirement at age 75
No Directors are overboarded pursuant to Amcor’s policy for limitations on board service
All share capital is composed of voting shares; Amcor does not have any non-voting shares

Amcor plc | 2025 Proxy Statement	7

Executive Compensation Highlights
Our executive compensation framework plays a key role in aligning compensation to business strategy and outcomes that deliver value to shareholders. The key highlights for fiscal year 2025 are as follows:
•Another strong year for safety, with a total recordable incident rate (TRIR) of 0.27 and 68% of sites operating injury-free for over 12 months; net sales of $15,009 million (up 11% excluding currency impact); GAAP Net Income $511 million
(including acquisition related cost); adjusted earnings per share (“EPS”)(1) of 71.2 cps (up 3% excluding currency impact);
adjusted earnings before interest and taxes (“EBIT”)(1) of $1,723 million (up 12% excluding currency impact); and adjusted free cash flow(1) of  $926 million.
•The above results are appropriately reflected in incentive outcomes for fiscal year 2025, reinforcing that our variable compensation programs (which are 100% performance-based and at risk) have a strong alignment to our strategic priorities and the interests of shareholders.

WHAT WE DO

Variable incentives are 100% performance-based
and 100% at-risk. This means performance
conditions apply to short term incentives and all
equity-based incentives (restricted share units,
performance shares, and share options)

To ensure alignment with shareholders, Amcor uses financial targets in its incentives, aligned with shareholder expectations

For the LTI to vest in full, it requires adjusted EPS
to grow by 10% per annum, Return on Average
Funds Employed (“RoAFE”)(1) to be 12% or more,
and upper quartile relative total shareholder return
performance

Stock ownership requirements for Executive Officers and Directors. These were increased during fiscal year 2025 to 500% of salary for our CEO, and 300% of salary for direct reports
Clawback policy applicable to cash and equity awards in event of fraud, dishonesty, breach of obligations and certain restatements
Actively engage with our shareholders

WHAT WE DON’T DO
No multi-year employment agreements or excessive executive severance
No repricing of options without shareholder approval
No excise tax reimbursement for payments made in connection with a change in control
No hedging or pledging of equity awards
No payment of dividends on unearned performance- based awards or restricted stock units
No evergreen provision in our 2019 Omnibus Management Share Plan
No automatic or guaranteed annual base salary increases
No single trigger change in control severance or equity vesting for executive officers

(1)Adjusted EBIT, Adjusted EPS, Adjusted Free Cash Flow and RoAFE are non-GAAP financial measures defined by the Company as set forth in the “Definitions of Non-GAAP Financial Measures” section of this proxy statement.
1 Source: Amcor ASSET™ life cycle assessment, certified by the Carbon Trust.

8	Amcor plc | 2025 Proxy Statement

Sustainability
Sustainability at Amcor
At Amcor, sustainability is a core company value, connecting directly to our purpose of elevating customers, shaping lives and protecting the future. We believe all packaging can be circular, packaging waste can be eliminated and efficient packaging can mitigate global warming. Following the combination of Amcor and Berry in April 2025, our ambitions have never been higher.
We are excited about the progress we made in fiscal year 2025 around responsible packaging and keeping Amcor’s products in circulation and out of the environment at the end of their use. This progress has been achieved through innovation for packaging design, collaboration for waste management infrastructure and education for greater consumer participation. At the same time, we continued driving progress in sustainability in other areas within Amcor’s operations and across our value chain.
Our expertise in developing more responsible packaging across a range of materials, combined with our ambitious sustainability goals and global presence, makes us the partner of choice for market-leading brands and is a key opportunity that fuels our continued growth.
Highlights of our fiscal year 2025 achievements include:
•We received recognition for our leadership as we expanded our more sustainable packaging platforms to new applications and markets. Amcor was recognized by the 35th Packaging Innovation Awards for our AmPrima® Plus recycle-ready solution for coffee, which won in the Special Award category dedicated to emerging markets and breaking frontiers in mono-material packaging. We were the proud recipient of two Silver Flexible Packaging Achievement Awards in the
category of Sustainability for our Amcor Moda vacuum packaging solution and for our collaboration to develop pre-made spouted pouches featuring Amcor’s AmPrima® Plus material. We were also honored with two Green Innovation Awards at the prestigious 2024 SIMEI Innovation Challenge “Lucio Mastroberardino” for our innovative wine and spirit capsule products – ESSENTIELLE and STELVIN® Goes Greener.
•We leveraged our innovation capabilities to bring new packaging solutions with sustainability benefits to market. We broadened our paper-based packaging portfolio through product launches such as the recycle-ready AmFiber™
Performance Paper solutions for instant coffee, dry beverage products, and trail mix bars that deliver curbside recyclability in the paper stream without compromising package performance. We launched many new recycle-ready packaging formats, including a 2-liter stand-up pouch tailored for home care essentials, a flexible packaging solution for wet wipe applications using Amcor’s AmPrima® Plus flow wrap and a new line of chewing gum packaging using Amcor’s AmSky™
Blister System.
•We continued our work to design packaging solutions that use fewer materials and have a lower carbon footprint. For example, Amcor’s new Perflex® shrink bag for turkey breasts reduces packaging material and delivers a 22% reduction in carbon footprint,1 while our partnership with a skincare brand led to further lightweighting of its flexible tubes that is expected to save approximately 8.5 metric tons of plastic annually.
•We increased the use of post-consumer recycled (“PCR”) content in our packaging, achieving our global target to use
10% PCR plastic by 2025. This was driven by continued collaborations with our customers to identify new opportunities to incorporate PCR into packaging, such as our partnership with a leading UK retailer to enhance its hand-cooked crisps and popcorn packaging to incorporate 35% recycled plastic, following an International Sustainability & Carbon Certification
(“ISCC”)-certified mass-balance approach. These customer collaborations were supported by work within our own operations to maintain ISCC PLUS certification at many of our manufacturing sites, making it easier for Amcor customers to use recycled and bio-based content in their packaging and to verify associated sustainability claims.
•We engaged in partnership and advocacy activities focused on enabling a circular economy for packaging. Our partnerships with organizations like the Alliance to End Plastic Waste and Delterra support investments in on-the-ground projects to develop collection, sorting and recycling infrastructure globally and to educate consumers about how to handle their waste. Amcor has also supported development of policy and regulation to enable a system change, including participating in the Business Coalition for a Global Plastic Treaty. Our teams in Europe worked closely with industry associations and governments to provide feedback and guidance in the lead-up to the formal adoption of Europe’s
Packaging and Packaging Waste Regulation. Since the adoption of this legislation, Amcor’s sustainability and regulatory experts remain involved in educating customers and other stakeholders about how to ensure their packaging strategies are compliant with the new regulation.
We continued driving progress in our work to reduce greenhouse gas (“GHG”) emissions, and we remain on-track to achieve our near-term and net zero science-based targets. In line with our Decarbonization Roadmap, our GHG reduction efforts in fiscal year 2025 centered on growing our renewable electricity portfolio, engaging our supply chain, increasing our use of recycled content and redesigning our products to have a lower carbon footprint. The work of our energy procurement teams led to another year-over-year increase in renewable electricity purchases. Amcor’s procurement team also hosted our third annual Supplier Sustainability Summit focused on GHG reduction in February 2025, engaging approximately 100 of our largest suppliers and collecting information about the carbon footprint of over 12,000 different types of materials that we purchase.

Amcor plc | 2025 Proxy Statement	9

This information helps us more accurately calculate our carbon footprint and pinpoint specific opportunities for reducing it through our sourcing activities. Following the combination with Berry, we are in the process of re-baselining our science-based targets to reflect Amcor’s updated footprint. We plan to submit the updated targets to the Science Based Targets initiative for validation in early fiscal year 2026.
We were also included in Moody’s ESG Investment Register, FTSE4Good Index and the DJSI Australia Index, and achieved a
B score on the CDP’s Climate Change rating, an EcoVadis Gold rating and an MSCI AA rating.

10	Amcor plc | 2025 Proxy Statement

Human Capital
Our Human Resources (“HR”) Strategy
Our HR strategy supports execution on our growth ambition. We recognize that we grow our business by growing our people and placing them at the center of what we do. Our HR Strategy remains fundamental following our Merger, serving as a unified and scalable framework to attract, develop, and retain high-performing talent aligned with our long-term strategic goals.
Our Employer Value Proposition (“EVP”) of “Possibility unpacked. For you. For the world” reflects our commitment to creating meaningful opportunities for our people while contributing to a better world. Anchored in this EVP, we apply strategies to attract and retain top talent, and we monitor key talent metrics, including turnover, internal mobility, and leadership pipeline depth, to proactively address emerging talent and retention risks.
Our Culture
As part of our integration journey, we introduced a new Culture Framework to align and unify the way we work across the combined Amcor. This framework consists of three core elements: our purpose, our values, and our behaviors.
Purpose: Together, we elevate customers, shape lives, and protect the future.
Values: Safety, Customers, Winning, Agility, Sustainability.
Behaviors: I do the right thing, I champion customers, I dream big, I make things happen, I play for team Amcor.
Our values and behaviors are built on our existing strengths and are designed to support sustainable, long-term growth. This new Culture Framework is being embedded through leadership alignment, performance management systems, and talent development processes.
Our Global Workforce
As of June 30, 2025, approximately 77,000 employees worked for Amcor, with 38% located in North America, 35% in Europe,
Middle East, and Africa, 12% in Latin America, and 15% in the Asia Pacific region. Our geographical distribution enables us to leverage a broad range of perspectives and skills that reflect the global nature of our business.
Safety
At Amcor, we uphold safety as an unwavering core value at all times. We maintain a strong safety culture rooted in accountability and continuous improvement, with a clear goal of achieving zero workplace injuries. Through adherence to our safety principles, we proactively identify, manage, and eliminate risk — resulting in injury rates that remain significantly below the industry average.
Talent Development
Growing our people is central to our HR Strategy. We continue to invest in a range of leadership development and training programs across functions and experience levels. We integrate inclusion into our talent development efforts to ensure equitable growth opportunities. Talent development also plays a key role in our ongoing efforts to build a more inclusive and forward-thinking workforce. Through targeted programs — such as mentoring and inclusive leadership training — we are nurturing both individual career growth and our organizational capabilities.
Employee Experience
We are committed to creating an exceptional employee experience by embedding our talent development, engagement, and inclusion efforts within the fabric of our Culture Framework. This alignment ensures a consistent and inspiring environment where employees feel valued, supported, and empowered to thrive.
A key element of this approach is a dedicated program designed to equip our Plant Leadership teams and People Managers with the tools, mindset, and behaviors needed to lead effectively at every stage of the employee lifecycle (from recruitment and onboarding to performance management and development). By fostering high-impact leadership on the ground we are strengthening engagement, enabling growth, and driving performance across the organization. This program plays a pivotal role in supporting our business transformation and talent goals, while reinforcing consistent, values-driven leadership across diverse teams and geographies. We continue to monitor internal engagement, development, and workforce analytics to inform action and drive continuous improvement in the employee experience.
Employee Engagement
We prioritize employee engagement through a variety of global and local channels. Our global employee engagement and pulse surveys provide a platform for employees to share feedback on a broad range of topics, including inclusion, culture, leadership, and well-being, and drive continuous improvement.

Amcor plc | 2025 Proxy Statement	11

The survey is complemented by regular feedback loops such as town halls, listening sessions, Employee Resources Groups, and pulse surveys. These engagement mechanisms help us identify areas for improvement, track cultural progress, and foster a more connected and resilient workforce.
Integrity
Our employees and Directors are expected to act with integrity and objectivity, always enhancing the Company’s reputation and performance. The behavior, "I do the right thing," exemplifies our commitment to ethical decision-making across the organization. All new employees sign our Code of Conduct, which provides a consistent global framework for ethical conduct.
Our culture of integrity is reinforced through targeted training programs across all regions, aligned with applicable national laws.
We will continue aligning our human capital management with our strategic goals, focusing on growth, innovation, sustainability, and inclusivity. We are committed to continuing our efforts to attract, develop, and retain the best talent, ensuring that Amcor remains a leader in our industry.

12	Amcor plc | 2025 Proxy Statement

Proposal 1 Re-election of Directors
The Nominating and Corporate Governance Committee of our Board of Directors (the “Board”) has nominated eleven individuals to be re-elected at the meeting. Each Director is re-elected to a one-year term to serve until his or her successor has been duly elected and qualified, but subject to prior death, resignation, disqualification or removal from office. Each nominee has indicated a willingness to serve as a Director. If a Director does not receive a majority of the votes for his or her re-election, then that Director will not be re-elected to the Board, and the Board may fill the vacancy with a different person, or the Board may reduce the number of Directors to eliminate the vacancy. Stephen E. Sterrett, Jonathan F. Foster, James T.
Glerum, Jr. and Jill A. Rahman were each a member of the board of directors of Berry prior to the Merger and were appointed to the Board as of April 30, 2025 in connection with the Merger.
In addition to certain biographical information about each Director and nominee, listed below are the specific experiences, qualifications, attributes and skills that led to the conclusion that the person should serve as a Director on the Board.
Director-Nominees

The Board of Directors recommends a vote “FOR” all nominees to serve as Directors.
GRAEME LIEBELT

PROFESSIONAL BACKGROUND:
•Managing Director and Chief Executive Officer of Orica Limited – 2005 to 2012
•Executive Director of Orica Group – 1997 to 2012
•Numerous senior positions with the ICI Australia/Orica group including Managing Director of Dulux Australia,
Chairman of Incitec Ltd, Director of Incitec Pivot Ltd and Chief Executive of Orica Mining Services – 1989 to 2012

Age: 71 Director since: 2012 Chairman Committees: INDEPENDENT	OTHER DIRECTORSHIPS: •Australian Foundation Investment Company Limited •Australia and New Zealand Banking Group Limited (previous) •DuluxGroup Ltd (previous)

KEY QUALIFICATIONS AND EXPERIENCES:
In addition to the professional background noted above, Mr. Liebelt is a Fellow of the Australian Academy of
Technological Sciences and Engineering and a Life Fellow of the Australian Institute of Company Directors. Mr.
Liebelt’s past leadership experiences and expertise in global manufacturing and operations make him particularly qualified to act as Chairman of the Board for Amcor.

Amcor plc | 2025 Proxy Statement	13

STEPHEN E. STERRETT

PROFESSIONAL BACKGROUND:
•Sr. Executive Vice President and Chief Financial Officer, Indianapolis-based Simon Property Group, Inc. – 2000 to
2014
•Prior to joining the Simon organization in 1988, Mr. Sterrett was a Senior Manager, with the international accounting firm PricewaterhouseCoopers (previous)

Age: 70 Director since: 2015* Deputy Chairman Committees: Audit, Executive (Chair) INDEPENDENT *Includes service on Berry’s Board of Directors prior to the Merger.

OTHER DIRECTORSHIPS:
•Lead Trustee of Equity Residential  – June 2020 to present
•Trustee of Equity Residential – January 2015 to present
•Butler University – 2018 to present
•The First Tee – 2021 to present
•Berry Global Group, Inc. – 2015 to April 2025
•Realty Income Corporation (previous)

KEY QUALIFICATIONS AND EXPERIENCES:
Mr. Sterrett served on Berry’s board of directors from 2015 until the Merger in April 2025. He serves as a Trustee of
Tindley Accelerated Schools, a K-12 charter school network in Indianapolis, Indiana. Mr. Sterrett holds a B.S. degree in accounting and an M.B.A. in finance, both from Indiana University. He currently serves on both the Real Estate
Center and the Kelley School of Business advisory boards for Indiana University. Mr. Sterrett’s extensive accounting and financial experience qualifies him to serve as a director of the Company.

PETER KONIECZNY

PROFESSIONAL BACKGROUND:
•Chief Executive Officer, Amcor plc – September 2024 to present
•    Interim Chief Executive Officer, Amcor plc – April 2024 to September 2024
•    Chief Commercial Officer, Amcor plc – 2020 to April 2024
•    President, Amcor Flexibles Europe, Middle East & Africa and Latin America – 2019 to 2020
•    President, Amcor Flexibles Europe, Middle East & Africa – 2015 to 2019
•    President, Amcor Specialty Cartons – 2010 to 2015

Age:60 Director since: 2024 Committees: Executive

KEY QUALIFICATIONS AND EXPERIENCES:
Mr. Konieczny has had a number of leadership roles across several Business Groups within the Amcor organization, giving him unique insight into the individual challenges and opportunities of the Business Groups’ global business.
Prior to joining Amcor, Mr. Konieczny was appointed President of Silgan White Cap, a global organization specializing in metal and plastic closures for the food and beverage industries.  He held business group Managing Director and
Chief Finance Officer positions in the heavy industrial equipment industry and worked as a management consultant with McKinsey & Company.
Mr. Konieczny’s comprehensive knowledge of Amcor’s business, operations and customers and his strong operational and commercial leadership is invaluable to Amcor’s Board of Directors.

14	Amcor plc | 2025 Proxy Statement

ACHAL AGARWAL

PROFESSIONAL BACKGROUND:
•Global Chief Strategy and Transformation Officer, Kimberly-Clark – 2020 to 2021
•President, Asia Pacific Region, Kimberly-Clark – 2012 to 2020
•President, North Asia Region, Kimberly-Clark – 2008 to 2012
•Chief Operating Officer – Beverages (Greater China), PepsiCo – 2002 to 2008
•Vice President, Beverages (China), PepsiCo – 1998 to 2002
•Market Unit General Manager – Beverages (India), PepsiCo – 1994 to 1997
•Commercial Manager, Corporate, ICI India – 1993 to 1994
•Commercial Functions in Pharmaceutical, Agrochemical, Paints and Commercial Explosives businesses, ICI India
– 1981 to 1993

Age: 66 Director since: 2021 Committees: Compensation INDEPENDENT

OTHER DIRECTORSHIPS:
•AVPN Limited (Chair) – July 2025 to present
•SATS Ltd – August 2016 to present
•Trustee of WWF Singapore’s Conservation Fund
•World-Wide Fund for Nature, Singapore (WWF Singapore) (Chair) (previous)
•Singapore International Chamber of Commerce (previous)
•Asia Venture Philanthropy Network (previous)
•Singapore Business Federation (previous)

KEY QUALIFICATIONS AND EXPERIENCES:
Mr. Agarwal holds a degree and a Master of Business Administration from the University of Delhi, and an Advanced
Management Program degree from The Wharton School, University of Pennsylvania. He is a global consumer executive with four decades of experience, of which 30 years have been in leadership roles in the Asia-Pacific across developed and emerging markets. He is passionate about coaching leaders to grow scalable and sustainable businesses in the midst of a changeable environment, contributing invaluable knowledge and skills to Amcor’s Board of Directors.

SUSAN CARTER

PROFESSIONAL BACKGROUND:
•Senior Vice President and Chief Financial Officer, Ingersoll-Rand Plc – 2013 to 2020
•Executive Vice President and Chief Financial Officer, KBR, Inc. – 2009 to 2013
•Executive Vice President and Chief Financial Officer, Lennox International Inc. – 2004 to 2009
•Vice President and Corporate Controller/Chief Accounting Officer, Cummins, Inc. – 2002 to 2004
•Ms. Carter has also held senior financial and accounting roles at Honeywell International, DeKalb Corporation, and Crane Co. (previous)

Age: 66 Director since: 2021 Committees: Audit (Chair) INDEPENDENT
OTHER DIRECTORSHIPS:
•Stanley Black & Decker, Inc (Audit Committee Member and Governance Committee Chair (2024)) – October
2023 to present
•ON Semiconductor Corporation (Audit Committee Chair) – October 2020 to present
•Pursuit Aerospace – July 2023 to present
•Air Products and Chemicals, Inc. (previous)
•Lyondell Chemical Company (previous)

KEY QUALIFICATIONS AND EXPERIENCES:
Ms. Carter received a Bachelor’s degree in Accounting from Indiana University and a Master’s degree in Business
Administration from Northern Illinois University. Ms. Carter’s expertise in investor relations, capital markets, IT management, global company management, accounting and finance, and her experience as a chief financial officer of a public company, enable her to bring a thorough understanding of financial reporting, generally accepted accounting principles, financial analytics, budgeting, capital markets financing and auditing to Amcor’s Board of
Directors.

Amcor plc | 2025 Proxy Statement	15

GRAHAM CHIPCHASE CBE

PROFESSIONAL BACKGROUND:
•CEO, Brambles LTD – January 2017 to present
•CEO, Rexam PLC – 2010 to 2016
•Group Director of Plastic Packaging, Rexam plc – 2005 to 2009
•CFO (Group Finance Director), Rexam plc – 2003 to 2005
•Various finance roles, GKN PLC and BOC Group PLC – 1990 to 2003

Age: 62 Director since: 2024 Committees: Audit, Executive INDEPENDENT	OTHER DIRECTORSHIPS: •Brambles LTD – January 2017 to present •AstraZeneca PLC (Senior Independent Director and Chair of Remuneration Committee) – 2012 to 2021

KEY QUALIFICATIONS AND EXPERIENCES:
Mr. Chipchase is a long-tenured CEO with Non-Executive Director experience, and has worked in Sweden, Australia, the UK and the U.S. He holds an MA (Hons) Chemistry from Oriel College, Oxford, and is a Fellow of the Institute of
Chartered Accountants in England and Wales. He was made a Commander of the British Empire (CBE) for services to sustainable business in June 2024. Mr. Chipchase left Rexam plc in 2016, at that time one of the world’s largest consumer packaging companies, having overseen the company’s sale to a U.S. competitor, Ball Corporation.  He has significant experience in companies supplying the fast moving consumer goods industry and across finance, global strategic development and business transformation functions, and therefore provides valuable insights to the Amcor board.

JONATHAN F. FOSTER

PROFESSIONAL BACKGROUND:
•Founder and Managing Partner, Current Capital Partners LLC – 2008 to present
•Mr. Foster spent more than a decade at Lazard, including as a Managing Director (previous)
•Managing Director and Co-Head of Diversified Industrials and Services at Wachovia Securities (now Wells Fargo)
(previous)
•Executive Vice President — Finance and Business Development of Revolution LLC (previous)
•Managing Director of The Cypress Group (previous)
•Senior Managing Director and Head of Industrial Products and Services Mergers and Acquisitions at Bear
Stearns & Co (previous)
•Executive Vice President, Chief Operating Officer, and Chief Financial Officer of ToysRUs.com, Inc. (previous)

Age: 64 Director since: 2014* Committees: Audit INDEPENDENT *Includes service on Berry’s Board of Directors prior to the Merger.

OTHER DIRECTORSHIPS: •Lear Corporation – November 2009 to present •Five Point Holdings – May 2016 to present •Berry Global Group, Inc. – 2014 to April 2025 •Masonite International (previous)

KEY QUALIFICATIONS AND EXPERIENCES:
Mr. Foster served on Berry’s board of directors from 2014 until the Merger in April 2025. Mr. Foster has a Bachelor’s degree in Accounting from Emory University, a Master’s degree in Accounting and Finance from the London School of
Economics and has attended Executive Education Program at Harvard Business School. Mr. Foster’s investment banking, finance, and investment experience qualifies him to serve as a director of the Company.

16	Amcor plc | 2025 Proxy Statement

LUCRÈCE FOUFOPOULOS-DE RIDDER

PROFESSIONAL BACKGROUND:
•Executive Vice President (EVP), Polyolefins Business, and Chief Technology Officer (CTO), Borealis Group –
January 2019  to January 2024
•Vice President, General Manager, Rubber Additives Business, Eastman Chemical Company – December 2015 to
December 2018
•Chief Commercial Officer, Eastman Chemical Company –  August 2014 to December 2015
•Overall 32 years of global leadership experience in the specialty chemicals, petrochemicals and materials industry, holding executive and senior leadership roles at multinational companies such as Tyco (h-Raychem) and the Dow Chemical Company (including h-Dow Corning and h-Rohm and Haas), serving a broad range of downstream industries, including packaging, healthcare, food and nutrition and industrial sectors.

Age: 58 Director since: 2023 Committees: Compensation, NG (Chair) INDEPENDENT

OTHER DIRECTORSHIPS:
•Sika AG (Sustainability Committee Chair) – 2022 to present
•SABIC (Saudi Basic Industries Corporation) (Investment Committee and Sustainability, Risk and EHSS
Committee member) – 2025 to present
•Tronox Holdings plc (Corporate Governance and Sustainability Committee member) – 2024 to present
•Quaker Houghton (Compensation Committee and Sustainability Committee member) – 2024 to present
•Royal Vopak – April 2018 to April 2025
•Borouge Pte – January 2019 to January 2024

KEY QUALIFICATIONS AND EXPERIENCES:
Ms. Foufopoulos-De Ridder holds a Master’s degree in Polymer and Composites Engineering from the University of
Leuven[1] (KUL, Belgium). She also holds a second Master’s degree in Materials Science Engineering from the
University of Ghent (Belgium) and has had executive business education at INSEAD (Paris) and IMD (Lausanne).
Ms. Foufopoulos-De Ridder has held senior roles across Europe, the United States, and Asia at multinational corporations and brings more than 30 years of global leadership experience in the Specialty Chemicals,
Petrochemicals, and Materials industries. She also currently advises a leading Greentech venture capital firm. Her extensive experience in business leadership and transformation, sustainability, innovation and commercial excellence strengthens Amcor’s Board of Directors.
[1]in collaboration with 5 European Universities: Imperial College (London), Ecole des Mines (Paris), RWTH (Aachen, Germany), TU
Delft (Netherlands) and UCL (Belgium)

JAMES T. GLERUM, JR.

PROFESSIONAL BACKGROUND:
•Vice Chairman, Investment Banking, Citigroup – 2011 to July 2024
•Prior to joining Citigroup in 2011, Mr. Glerum held senior leadership positions in investment banking at UBS and
Credit Suisse in Chicago and New York City (previous)

Age: 65 Director since: 2024* Committees: NG INDEPENDENT *Includes service on Berry’s Board of Directors prior to the Merger.	OTHER DIRECTORSHIPS: • Denison University •The Ravina Festival •The Griffin Museum of Science •Berry Global Group, Inc. – 2024 to April 2025

KEY QUALIFICATIONS AND EXPERIENCES:
Mr. Glerum served on Berry’s board of directors from 2024 until the Merger in April 2025. Over his 40-year investment banking career, Mr. Glerum executed more than 325 corporate finance and strategic transactions with an aggregate value of over $500 billion. Mr. Glerum’s clients spanned multiple industry sectors, including manufacturing, healthcare, consumer and retail.
Mr. Glerum earned an MBA from The Harvard Business School and a BA cum laude in Economics and Mathematics from Denison University. Mr. Glerum’s investment banking, finance, and investment experience qualify him to serve as a director of the Company.

Amcor plc | 2025 Proxy Statement	17

 NICHOLAS T.  LONG (TOM)

PROFESSIONAL BACKGROUND:
•Managing Partner, Bridger Growth Partners, LLC (a private equity fund) – 2015 to current
•Chief Executive Officer, MillerCoors, LLC (a brewing company) – 2011 to 2015
•President and Chief Commercial Officer, MillerCoors, LLC – 2008 to 2011
•Chief Executive Officer, MillerBrewing Company (a brewing company) – 2006 to 2008
•Chief Marketing Officer, MillerBrewing Company – 2005 to 2006
•President Northwest Europe Division, The Coca-Cola Company – 2003 to 2005

Age: 66 Director Since: 2017 Committees: Compensation (Chair), Executive, NG INDEPENDENT

OTHER DIRECTORSHIPS: •Chairman, Wolverine Worldwide, Inc. – November 2022 to present •Wolverine Worldwide, Inc. – July 2011 to November 2022

KEY QUALIFICATIONS AND EXPERIENCES:
Mr. Long holds a Masters of Business Administration from Harvard Business School and a Bachelor of Arts from the
University of North Carolina. Mr. Long has significant experience in executive leadership in large, global companies, global strategy and international business operations, finance, and sales and marketing. In light of these experiences,
Mr. Long provides valuable contributions to Amcor’s Board of Directors.

JILL A. RAHMAN

PROFESSIONAL BACKGROUND:
•Chief Operating Officer, Greater Chicago Food Depository  – 2020 to present
•International Division President, Conagra Brands, Inc. – 2016 to 2020
•U.S. Sweet and Salty Snacks Vice President and General Manager, Conagra Brands, Inc. – 2010 to 2016
•Ms. Rahman also held a variety of marketing, brand management, and strategic planning roles during her 15-year career at Kraft Foods and at Newell Rubbermaid (previous)

Age: 64 Director Since: 2020* Committees: Compensation INDEPENDENT *Includes service on Berry’s Board of Directors prior to the Merger.	OTHER DIRECTORSHIPS: •Treehouse Foods Inc. (Nominating & Corporate Governance Committee and Audit Committee member) – November 2020 to present •Berry Global Group, Inc. – 2020 to April 2025

KEY QUALIFICATIONS AND EXPERIENCES:
Ms. Rahman served on Berry’s board of directors from 2020 until the Merger in April 2025. Ms. Rahman earned a
BBA from Howard University and an MBA from Indiana University. Ms. Rahman’s extensive executive management and marketing experience, particularly in the consumer products industry, qualifies her to serve as a director of the
Company.

18	Amcor plc | 2025 Proxy Statement

Director Compensation Summary
Director compensation is approved by the Board of Directors. The Board of Directors considers benchmark data when determining appropriate pay. The components of Director pay include a fixed retainer plus additional fees for members and chairs of committees. As part of the annual review of director compensation, effective December 1, 2024, the Board of
Directors agreed upon the following Director fee levels and structure shown in the table below (unless otherwise indicated, all dollar amounts in this proxy statement are in U.S. Dollars). There are only modest increases in fees applied compared to the fee structure that was in effect prior to December 1, 2024.
In addition, effective from April 30, 2025 (the closing date of the Berry Global transaction), the Board of Directors agreed to the fees shown below for the Deputy Chair. Beginning December 1, 2025, directors, other than the Chair, will receive $170,000 in
RSUs (increased from $150,000).

Description	Fee

Retainer fees	•Chair: $541,500(1) delivered 50% in cash and 50% in restricted share units (“RSUs”)
•Directors, other than the Chair: $285,500 delivered $135,500 in cash and $150,000 in RSUs

Committee and Deputy Chair fees(2)	•Deputy Chair: $40,000
•Audit Committee Chair: $32,500
•Audit Committee Member: $16,500
•Compensation Committee Chair: $25,000
•Compensation Committee Member: $11,000
•Nominating and Corporate Governance Committee Chair: $20,000
•Nominating and Corporate Governance Committee Member: $8,000

Minimum shareholding requirements	•5x cash retainer, accumulated over five years

(1)The retainer for the Chair represents the total fee. The Chair does not receive additional fees for his involvement with Board committees.
(2)Committee and Deputy Chair fees are delivered 100% in cash.
(1) Directors received a fixed “base” fee for their role as Board members, plus additional fees for members and chairs of committees. The
Chair does not receive additional fees for his involvement with Board committees.
(2) Where applicable, the cash portion of the retainer fees is reduced by any required statutory pension contributions.
(3) Mr. Sterrett joined the Board of Directors from Berry effective April 30, 2025. Amounts listed in the table above are based on his start date.
(4) Ms. Bertone resigned from the Board of Directors effective April 30, 2025. Amounts listed in the table above include the settlement of cash fees until the 2025 Annual General Meeting (“AGM”).
(5) Mr. Chipchase joined the Board of Directors effective November 6, 2024. Amounts listed in the table above are pro-rated based on his start date.
(6) Mr. Foster  joined the Board of Directors from Berry effective April 30, 2025. Amounts listed in the table above are based on his start date.
(7)  Mr. Glerum joined the Board of Directors from Berry effective April 30, 2025. Amounts listed in the table above are based on his start date.
(8) Mr. Nayar resigned from the Board of Directors effective April 30, 2025. Amounts listed in the table above include the settlement of cash fees until the 2025 AGM.
(9) Mr. Szczupak resigned from the Board of Directors effective April 30, 2025. Amounts listed in the table above include the settlement of cash fees until the 2025 AGM.
(10) Ms. Rahman joined the Board of Directors from Berry effective April 30, 2025. Amounts listed in the table above are based on her start date.

Amcor plc | 2025 Proxy Statement	19

Fiscal Year 2025 Director Compensation
The table below sets forth certain information concerning the compensation earned in fiscal year 2025 by our non-executive
Directors (non-management and independent Directors).

Name	Fees Earned or Paid in Cash ($)[1]	Stock Awards ($)	Employer Contributions to defined contribution pension plans ($)[2]	Total ($)

Graeme Liebelt	268,120	270,750	18,869	557,740
Stephen E. Sterrett[3]	32,864	88,362	0	121,226
Achal Agarwal	153,183	150,009	0	303,193
Andrea Bertone[4]	214,760	150,009	0	364,769
Susan Carter	160,262	150,009	0	310,271
Graham Chipchase CBE[5]	92,435	159,254	0	251,689
Jonathan F. Foster[6]	26,087	88,362	0	114,450
Lucrèce Foufopoulos-De Ridder	156,804	150,009	0	306,813
James T. Glerum, Jr.[7]	24,647	88,362	0	113,010
Karen Guerra	76,327	0	0	76,327
Tom Long	195,432	150,009	0	345,442
Arun Nayar[8]	250,629	150,009	0	400,639
David Szczupak[9]	231,209	150,566	0	381,775
Jill A. Rahman[10]	25,156	88,362	0	113,518

20	Amcor plc | 2025 Proxy Statement

Board Composition
Director Independence
The Board has determined that all Director nominees other than the CEO are “independent” as that term is defined in the applicable listing standards of the New York Stock Exchange (“NYSE listing standards”). In addition, the Board has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is independent pursuant to the NYSE listing standards and any relevant Securities and Exchange Commission (“SEC”) standards. In accordance with the NYSE listing standards, the Board looked at the totality of the circumstances to determine a Director’s independence including reviewing any relationships and transactions between each Director and the Company (including its independent registered public accounting firm). To be independent, a Director must be, among other things, able to exercise independent judgment in the discharge of his or her duties without undue influence from management.
Board Background
The Board recognizes the value of different perspectives, skills, experiences and backgrounds. The Board believes that an inclusive culture fosters a variety of perspectives, improves the quality of dialogue, and contributes to a more balanced and effective decision-making process. In evaluating candidates for Board membership, the Board and the Nominating and
Corporate Governance Committee consider many factors to create a balanced Board with diverse viewpoints and deep expertise. Relevant factors include diversity of professional experience, skill set, perspective, and background. (Please see page 5 for additional detail regarding the composition of our Board and its characteristics).
Director Commitments
The Board does not believe that its members should generally be prohibited from serving on boards and/or committees of other organizations, and the Board has not adopted any guidelines limiting such activities. However, prior to becoming a director of another public company, a Director of the Company must notify the Chair of the Nominating and Corporate
Governance Committee, the Chair of the Board and the CEO to address whether the aggregate number of directorships held by such Director would interfere with his or her ability to carry out his or her responsibilities as a Director of the Company. In the case of Ms. Lucrèce Foufopoulos-De Ridder, the Nominating and Corporate Governance Committee believes that she has sufficient time and capacity to devote to her responsibilities to Amcor, and she has attended all meetings of our Board and committees of our Board on which she serves. Ms. Foufopoulos-De Ridder has indicated that she intends to resign from one of the other company’s boards of directors on which she currently serves prior to such company’s next annual meeting of stockholders.
Board Refreshment
Amcor has maintained a steady, proactive focus on Board composition and refreshment, with thirteen Director positions being refreshed since 2019.  As a key element of ensuring a diverse and balanced mix of experiences and backgrounds of the
Board, the Nominating and Corporate Governance Committee regularly reviews Director tenure and succession. The disciplined Board succession planning, together with annual Board self-evaluations, enables optimal Board effectiveness and ensures the appropriate level of Board refreshment to meet the Company’s strategic needs and priorities. In addition to refreshing the Board’s composition generally, the Board routinely adjusts its committee chair and membership assignments which promotes Director development and succession planning.
Board Leadership Structure
We do not have an express policy concerning whether the role of Chairman of the Board should be held by an independent
Director. Instead, the Board prefers to remain flexible to determine which leadership structure is most appropriate for the
Company and its shareholders based upon the specific circumstances, including any skills and capabilities necessary, at any given point in time. Mr. Liebelt, an independent Director, currently serves as our Chairman of the Board. Mr. Sterrett, an independent Director, currently serves as Deputy Chairman of the Board. The Board believes the continued split in roles is appropriate at this time.

Amcor plc | 2025 Proxy Statement	21

Board Operations
Corporate Governance Documents

The following materials relating to the corporate governance of the Company are accessible on our website at:
http://www.amcor.com/investors/corporate-gov/policies-standards
•Memorandum of Association and Articles of Association
•Corporate Governance Guidelines
•Executive Committee Charter
•Audit Committee Charter
•Compensation Committee Charter
•Nominating and Corporate Governance Committee Charter
•Code of Conduct
Hard copies will be provided at no charge to any shareholder or any interested party upon request. To submit such request, write to us at Amcor plc, Attention: Corporate Secretary at 83 Tower Road North, Warmley, Bristol BS30 8XP,
United Kingdom. The information contained on the Company’s website is not incorporated by reference into this proxy statement and should not be considered to be part of this proxy statement.

Committees of the Board
The Board has the following standing committees: Audit Committee, Compensation Committee, Nominating and Corporate
Governance Committee and Executive Committee.  Below is certain information relating to these committees.
Audit Committee
During fiscal year 2025, the Audit Committee met 6 times. The Audit Committee is comprised of four Directors: Stephen
Sterrett, Susan Carter, Graham Chipchase and Jonathan Foster. Ms. Carter serves as the chair of the Audit Committee. Each member of the Audit Committee is “independent,” as defined by NYSE listing standards. The Board has determined that Mr.
Sterrett, Ms. Carter, Mr. Chipchase and Mr. Foster each qualify as an “audit committee financial expert” as that term is defined by the applicable SEC rules. Furthermore, each member of the Audit Committee is “financially literate” as that term is defined by the NYSE listing standards.
The Audit Committee charter details the purpose and responsibilities of the Audit Committee, including to assist the Board in its oversight of:
•The integrity and fair presentation of the financial statements of Amcor and related disclosure;
•The qualifications, performance and independence of Amcor’s independent auditor;
•The performance of Amcor’s internal audit function;
•Amcor’s systems of internal controls over financial reporting;
•Amcor’s legal and ethical compliance policies and programs; and
•Review of the cybersecurity report from management, which outlines Amcor’s cybersecurity risk management framework and includes an update on Amcor’s completed, on-going, and planned actions relating to cybersecurity risks.
In addition, the Audit Committee is directly responsible for the selection, compensation and oversight of the work of Amcor’s independent auditor.

22	Amcor plc | 2025 Proxy Statement

Compensation Committee
During fiscal year 2025, the Compensation Committee met 7 times. The Compensation Committee is comprised of four
Directors: Achal Agarwal, Lucrèce Foufopoulos-De Ridder, Tom Long and Jill Rahman. Mr. Long serves as the chair of the
Compensation Committee.  Each member of the Compensation Committee is “independent,” as defined by the NYSE listing standards.
The Compensation Committee charter details the purpose and responsibilities of the Compensation Committee, including:
•Reviewing and recommending the compensation of the CEO and Directors, and determining and approving compensation for Amcor’s Executive Officers who report directly to the CEO;
•Evaluating the performance of Amcor’s CEO and performance of Executive Officers who report directly to the CEO;
•Evaluating officer and Director compensation plans, policies and programs generally;
•Reviewing the Compensation Discussion and Analysis for inclusion in the proxy statement; and
•Reviewing Amcor’s management succession planning.
Nominating and Corporate Governance Committee
During fiscal year 2025, the Nominating and Corporate Governance Committee met 5 times. The Nominating and Corporate
Governance Committee is comprised of three Directors: Lucrèce Foufopoulos-De Ridder, James Glerum and Tom Long. Ms.
Foufopoulos-De Ridder serves as the chair of the Nominating and Corporate Governance Committee. Each member of the
Nominating and Corporate Governance Committee is “independent,” as defined by the NYSE listing standards.
The Nominating and Corporate Governance Committee charter details the purpose and responsibilities of the Nominating and
Corporate Governance Committee, including:
•Identifying and recommending to Amcor’s Board individuals qualified to serve as Directors of Amcor;
•Reviewing the nominations for new Directors from all sources against criteria established for selection of new Directors and nominees for vacancies on the Board;
•Overseeing the annual evaluations of the Board and the Board committees; and
•Advising Amcor’s Board with respect to its composition, governance practices and procedures.
Executive Committee
During fiscal year 2025, the Executive Committee did not meet.  The Executive Committee is comprised of four Directors:
Stephen Sterrett, Peter Konieczny, Graham Chipchase and Tom Long.  Mr. Sterrett serves as the chair of the Executive
Committee. The Executive Committee charter details the purpose and responsibilities of the Executive Committee, which generally consist of exercising the powers and authority of the Board to direct the business and affairs of the Company in intervals between meetings of the Board, in emergency situations or when requested by the full Board.

Amcor plc | 2025 Proxy Statement	23

Director Meeting Attendance
Directors are expected to attend all Board meetings, applicable committee meetings and the annual shareholder meeting. The
Board met 14 times in fiscal year 2025. Each Director attended at least 75 percent of the aggregate of the total number of
Board meetings and committee meetings on which they served while a member of the Board. All then-current Directors attended the annual shareholder meeting as well.
The Board meets in regularly scheduled executive sessions without non-independent Directors in connection with each regularly scheduled Board meeting and at other times as necessary. Our independent Chairman of the Board presides at the executive sessions.

24	Amcor plc | 2025 Proxy Statement

Key Areas of Board Oversight
Risk Management and Strategic Oversight
Taking purposeful and calculated risks is an essential part of our business and is critical to the achievement of our long-term strategic objectives. Our Board of Directors and the committees take an active role in the oversight of our Company’s most significant risks. Enterprise risk management processes are embedded in all critical business processes and are designed to identify operational, financial, strategic, compliance, cybersecurity, and reputational risks that could adversely affect the execution of the Company’s plans, strategy, or effectiveness of its business model.

BOARD OF DIRECTORS
Endorsement of the Company’s strategic plan
Oversee the Company’s risk management processes to support achievement of the Company’s organizational and strategic objectives
Oversee the long-term financial plan, which is updated in a process that aligns with the Company’s annual corporate and business unit risk assessments
Delegate certain risk management oversight responsibilities to Board committees, and receive regular reports from Board committees
Oversee and engage with executives on a broad range of human capital management topics, including the Human Capital Strategy
Oversee management of ESG-related risks and strategy
AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Oversee risks associated with financial reporting and internal controls
Monitor risks associated with the
design and administration of the
Company’s compensation and
benefits program, including
performance-based
compensation programs, to
promote appropriate incentives
that do not encourage excessive
risk taking
Oversee risks associated with the governance structure of the Company including Board composition and independence
Review the cybersecurity report, including the Company’s cybersecurity risk management framework and updates on the Company’s completed, on-going and planned actions relating to cybersecurity risks
Review approach to certain human resource-related matters
Assess the steps management has taken to control risks to the Company

Review the Company’s business
risk management framework and
policy for risk appetite including
the procedures for identifying
strategic and business risks and
controlling their financial impact
on the Company

Review internal audit’s analysis and independent appraisal of the adequacy and effectiveness of the Company’s risk management and internal control systems

Amcor plc | 2025 Proxy Statement	25

In addition to the management of the risks described above, we engage in an annual enterprise-wide risk assessment process.
Identified risks are evaluated based on the potential exposure to the business and measured as a function of severity of impact and likelihood of occurrence. Assessments include identifying and evaluating risks and the steps being taken to mitigate the risks. Bi-annually, a report summarizing these assessments is compiled, reviewed by the Chief Executive Officer and Chief
Financial Officer and is presented to the full Board. Interim reports on specific risks are provided if requested by the Board or recommended by management.
Environmental, Social and Governance (ESG) Matters
The Board and its committees oversee the execution of Amcor’s environmental, social and governance strategies and initiatives as an integrated part of their oversight of the Company’s overall strategy and risk management. The Board is actively engaged with management on related topics such as sustainability, product and service demand; climate scenario analysis and oversight of related risks and opportunities; review and approval of strategies and goals related to sustainability; customer, investor and other stakeholder expectations; and the environmental impact of our Company.
Cybersecurity Risk Oversight
The Board recognizes the importance of securing the information of the Company’s customers, vendors, and employees. The
Company has adopted physical, technological, and administrative controls on data security, and has a defined procedure for data incident detection, containment, response, and remediation. While everyone at the Company plays a part in managing these risks, oversight responsibility is shared by the Board, the Audit Committee, and management. The full Board receives an annual information technology report and update from management, which includes an update on the Company’s cybersecurity efforts. The Board of Directors has delegated to the Audit Committee the review of quarterly cybersecurity reports and updates from management, which outline the Company’s cybersecurity risk management framework and include updates on the Company’s completed, on-going, and planned actions relating to cybersecurity risks.
Human Capital Management
We believe that effective human capital management is fundamental to delivering value, particularly as we integrate the strengths of the “new” Amcor to drive growth, innovation, and operational excellence.
The Board recognizes that effective human capital management is fundamental to Amcor’s long-term success, particularly in the context of our recent Merger and ongoing transformation. The Board and Compensation Committee review engagement data and talent indicators to assess organizational health and guide strategic workforce planning.
Leadership development and succession planning are embedded in the Board’s ongoing agenda. The Board holds primary responsibility for CEO succession and provides input on other critical leadership roles. The Compensation Committee supports this through oversight of executive talent frameworks and succession planning processes. Directors also engage with high-
potential leaders across the business through formal presentations and informal events.
The Board and Compensation Committee receive regular updates on employee engagement, including results from our global employee survey, and are also regularly updated on key talent indicators for the overall workforce, including attrition, internal mobility, and development rates.
This comprehensive approach ensures that our governance of human capital supports sustainable performance, strategic alignment, and a high-performing, purpose-driven culture.
The Board’s commitment to human capital management ensures alignment with Amcor’s strategic priorities - growth, innovation, sustainability, and inclusivity - as well as our Company purpose: Together, we elevate customers, shape lives, and protect the future.

26	Amcor plc | 2025 Proxy Statement

Board Governance Practices
Board Evaluation Process
The Board recognizes that a robust and constructive evaluation process is an essential component of Board effectiveness and good corporate governance. Accordingly, the Board and each committee will conduct an annual self-evaluation, and the Board will engage in periodic external assessments, to gauge their effectiveness and consider opportunities for improvement. The entire evaluation process, overseen by the Nominating and Corporate Governance Committee, assesses the performance of each committee and the Board as a whole. The self-evaluation results and any recommendations made by the Nominating and
Corporate Governance Committee to enhance the Board’s effectiveness are discussed by the full Board.
Shareholder Engagement
Amcor has active and ongoing engagement with shareholders and proxy advisors regarding its performance, strategy, operations, and governance practices. This allows members of senior management and our Chairman of the Board to solicit shareholder perspectives and receive valuable, direct feedback on governance, executive compensation, sustainability and related matters. Our engagement efforts cover holders of a significant amount of our shares on issue. The feedback we receive is reviewed with our Board of Directors and helps to promote greater alignment of our governance practices and policies with shareholder interests.
Recommendations for Directors
Consistent with the long-term interests of the shareholders, Directors must be able to participate constructively, drawing upon their individual experience, knowledge and background to provide perspectives and insights. The Board also understands the importance of balancing tenure, turnover, diversity of background and skills of the individual Board members by pairing fresh perspectives with valuable experience. The Nominating and Corporate Governance Committee and the Board establish different search criteria for recruiting new Directors at different times, depending upon the Company’s needs and the then-
current Board composition. In every case, however, candidates are required to have certain qualifications and attributes that enable such individuals to contribute to the Board. The Company has engaged Spencer Stuart to assist in identifying and evaluating potential director nominees.
Pursuant to the Merger, Stephen E. Sterrett, Jonathan F. Foster, James T. Glerum, Jr. and Jill A. Rahman, each of whom was a member of the board of directors of Berry prior to the Merger, were appointed to Amcor’s Board and Mr. Sterrett was appointed to serve as Deputy Chairman of the Board. Amcor agreed to take all necessary action to nominate these Berry designees for election to the Board at the Annual Meeting of Shareholders.
The Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders in the same manner that it considers all Director candidates. Director candidates must meet the minimum qualifications set forth in the Corporate Governance Guidelines, and the Nominating and Corporate Governance Committee will assess Director candidates in accordance with those factors. Shareholders who wish to suggest qualified candidates to the Nominating and
Corporate Governance Committee should write the Corporate Secretary of the Company at Amcor plc, 83 Tower Road North,
Warmley, Bristol BS30 8XP, United Kingdom, stating in detail the candidate’s qualifications for consideration by the Nominating and Corporate Governance Committee.
If a shareholder wishes to nominate a Director other than a person nominated by or on behalf of the Board of Directors, he or she must comply with certain procedures outlined in our Articles of Association (“Articles”) by the deadlines described below under “Submission of Shareholder Proposals and Nominations.”
Communications with the Board
The Board provides a process for shareholders and other interested parties to send communications to the Board or any of the
Directors. Interested parties may communicate with the Board or any of the Directors by sending a written communication to the address below. All communications will be compiled by the Corporate Secretary of the Company and submitted to the
Board or the individual Directors.

Amcor plc
c/o Corporate Secretary
83 Tower Road North
Warmley, Bristol BS30 8XP
United Kingdom

Amcor plc | 2025 Proxy Statement	27

Transactions with Related Parties
Our Board has approved a written policy whereby the Audit Committee must review and approve any transaction in which (a)
the Company was, is or will be a participant and (b) any of the Company’s Directors, nominees for Director, Executive Officers, greater than five percent shareholders or any of their immediate family members (each, a “Related Party”) have a direct or indirect material interest (including any transactions requiring disclosure under Item 404 of Regulation S-K) (“Related Party
Transaction”).
The Audit Committee may delegate authority to review Related Party Transactions to one or more Audit Committee members, except for a transaction involving an Audit Committee member. Any determinations made under such delegated authority must be promptly reported to the full Audit Committee, which may ratify or reverse such determination.
Standards for Approval of Transactions
The Audit Committee will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction:
•The position within or relationship of the Related Party with the Company;
•The materiality of the transaction to the Related Party and the Company;
•The business purpose for and reasonableness of the transaction;
•Whether the transaction is comparable to a transaction that could be available to an unrelated party, or is on terms that the Company offers generally to persons who are not Related Parties;
•Whether the transaction is in the ordinary course of the Company’s business; and
•The effect of the transaction on the Company’s business and operations.
A Related Party Transaction will only be approved by the Audit Committee if the Audit Committee determines that the Related
Party Transaction is in the best interests of the Company and its shareholders.
Transactions with Related Parties during Fiscal Year 2025
Item 404 of Regulation S-K requires that we disclose any transactions between Amcor and any related parties, as defined by
Item 404, in which the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest. During fiscal year 2025, there were no Related Party Transactions meeting the requirements of Item 404 of
Regulation S-K.

28	Amcor plc | 2025 Proxy Statement

Security Ownership of Directors
and Executive Officers
The following table lists the beneficial ownership of our ordinary shares as of September 8, 2025, by each Director, each of our
Executive Officers named in the Summary Compensation Table in this proxy statement, and all our current Directors and
Executive Officers as a group. Percentage of outstanding shares is based on 2,308,359,941 shares outstanding as of
September 8, 2025.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1) (#)	Percentage of Outstanding Shares (%)

Achal Agarwal	88,967	*
Susan Carter	63,081	*
Graham Chipchase	0	*
Jonathan F. Foster	281,165	*
Lucrèce Foufopoulos-De Ridder	29,523	*
James T. Glerum, Jr.	2,254	*
Graeme Liebelt	225,714	*
Tom Long	53,151	*
Jill A. Rahman	68,795	*
Stephen E. Sterrett	368,091	*
Peter Konieczny	848,870	*
Michael Casamento	735,523	*
Eric Roegner(2)	727,896	*
Fred Stephan	511,345	*
Susana Suarez Gonzalez	74,174	*
Ian Wilson	1,619,565	*
Michael Zacka(3)	849,613	*
All Current Executive Officers and Directors as a Group (17 persons)	7,340,401	*
*Indicates less than 1%.
(1)Includes any ordinary shares that the named individuals may acquire beneficial ownership of within 60 days of September 8, 2025 pursuant to restricted stock units or performance rights or upon exercise of options as follows: Mr. Konieczny — 372,227, Mr. Casamento
— 105,775, Mr. Roegner  — 291,870 (as of January 1, 2025), Mr. Stephan — 268,538, Mr. Wilson — 999,303 and Mr. Zacka  — 350,816
(as of July 31, 2025). The amounts disclosed here include securities over which the individual has, or, with another shares, directly or indirectly, voting or investment power, including ownership by certain relatives and ownership by trusts for the benefit of such relatives.
(2)Information as of January 1, 2025, the date Mr. Roegner was no longer a Section 16 officer.
(3)Information as of July 31, 2025, the date Mr. Zacka was no longer a Section 16 officer.

Amcor plc | 2025 Proxy Statement	29

Security Ownership
of Certain Beneficial Owners
The only persons known to us to beneficially own, as of September 8, 2025, more than 5% of our outstanding ordinary shares are set forth in the following table, each as reflected in the most recent Schedule 13G/A filed by such person. The percentages shown for two of such persons are less than 5% because of the change in the aggregate number of outstanding shares as a result of the Merger, though the Schedule 13G/As filed by such persons continue to reflect that they are 5% or greater holders.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Outstanding Shares (%)

BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	155,570,724	6.74%
State Street Corporation(2) 1 Congress Street, Suite 1 Boston, MA 02114	94,664,457	4.10%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	77,631,181	3.36%
(1)Based on information contained in a Schedule 13G/A reflecting holdings as of June 30, 2025 filed by such beneficial holder with the SEC on July 16, 2025, BlackRock has sole voting power over 141,990,096 shares, and sole dispositive power over 155,570,724 shares.
(2)Based on information contained in a Schedule 13G/A reflecting holdings as of December 31, 2023 filed by such beneficial holder with the
SEC on January 30, 2024, State Street Corporation has shared voting power over 70,456,152 shares and shared dispositive power over
94,612,616 shares.
(3)Based on information contained in a Schedule 13G/A reflecting holdings as of March 31, 2025 filed by such beneficial holder with the
SEC on April 30, 2025, the Vanguard Group has shared voting power over 11,181,231 shares, sole dispositive power over 61,425,657 shares and shared dispositive power over 16,205,524 shares.

30	Amcor plc | 2025 Proxy Statement

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors and Executive Officers, and persons who own more than 10% of a registered class of our equity securities, such as our ordinary shares, to file with the SEC initial reports of ownership and reports of changes in ownership of ordinary shares and other equity securities of the Company. To our knowledge, based solely on a review of the copies of the reports and amendments thereto filed electronically with the SEC and representations that no other reports were required, we believe that during fiscal 2025, no Director, Executive Officer, or greater than 10% shareholder failed to file on a timely basis the reports required by Section 16(a), other than a late Form 4 that was filed for Julie Sorrells on October 18, 2024 reporting 5,236 RSUs granted on September 16, 2024 and a late Form 4 that was filed for Susan Carter on May 9, 2025 reporting 13,108 ordinary shares acquired on April 30, 2025.

Amcor plc | 2025 Proxy Statement	31

Executive Compensation
Discussion and Analysis
The Executive Compensation Discussion and Analysis section describes the key elements of our compensation program and fiscal year 2025 compensation decisions for our named executive officers (“NEOs”).
Named Executive Officers
For fiscal year 2025 (July 1, 2024 – June 30, 2025), our NEOs were:

PETER KONIECZNY	Chief Executive Officer
MICHAEL CASAMENTO	Executive Vice President, Finance and Chief Financial Officer
L. FREDERICK (FRED) STEPHAN	Chief Operating Officer, Global Flexibles
SUSANA SUAREZ	Executive Vice President, Chief Human Resources Officer
IAN WILSON	Executive Vice President, Strategic Development
ERIC ROEGNER(1)	Former President, Amcor Rigid Packaging
MICHAEL ZACKA(1)	Former President, Amcor Flexibles Europe, Middle East & Africa
(1)Mr. Roegner and Mr. Zacka’s employment with Amcor has ended and they are no longer Section 16 officers.

32	Amcor plc | 2025 Proxy Statement

Introduction and Fiscal Year 2025 Highlights
Our executive compensation framework plays a key role in aligning compensation to business strategy and outcomes that deliver value to shareholders.
A Compensation Approach Appropriate for a Truly Global Company
We are a truly global company with a diverse group of executives working in a range of different countries with responsibilities that extend beyond their respective geographic locations. Our compensation approach is designed to attract and retain executives who are global leaders with the experience and ability to perform in this environment. These same leaders are attractive potential candidates for competitors both within the packaging sector and other industries.
Emphasis on Variable, Performance-Based, At-Risk Compensation
To ensure we remain competitive as a truly global company, we consider market benchmarks in the major regions in which we operate. Our remuneration programs aim to maintain appropriate internal relativities despite regional differences, while ensuring and encouraging global mobility of talent. As set forth in the “Elements of Compensation” section of this proxy, our programs focus on variable, performance-based, at-risk compensation to incentivize strong performance and delivery of outcomes that align with the interests of our shareholders.
Fiscal Year 2025 Incentive Outcomes - Highlights
Incentive outcomes demonstrate the link between financial performance and incentive outcomes.

	Short Term Incentive	Long Term Incentive

Outcome	Some targets met	Targets missed

Highlights
•Total recordable incident rate (TRIR) of 0.27 and 68% of sites operating injury-free for over 12 months
•Net sales of $15,009 million
•GAAP net income of $511 million
•Adjusted EPS of 71.2 cps
•Adjusted EBIT of $1,723 million
•Adjusted free cash flow of $926 million
•Relative Total Shareholder Returns (“TSR”) performance at 21th percentile (below 35th percentile threshold) •Average 3-year adjusted EPS growth of (-0.4%) did not meet the target range of 5-10%
Compensation Policy
Compensation Objectives
Our executive compensation strategy, frameworks, and programs are designed to:
•Align compensation to business strategy and outcomes that deliver value to our shareholders.
•Drive a high-performance culture by setting challenging objectives and rewarding high-performing individuals.
•Ensure compensation is competitive in the relevant employment marketplace to support the attraction, engagement, and retention of executive talent.
Compensation Decision-Making
The Compensation Committee is responsible for determining, in consultation with the Board of Directors, a framework for the compensation of our Senior Executives (defined as our NEOs and other executives reporting to the CEO). This is to ensure that these executives are motivated to pursue the long-term growth and success of the Company and that there is a clear relationship between performance and executive compensation. The CEO reviews the annual compensation levels for each of our other Senior Executives and makes recommendations for any changes to the Compensation Committee, who ultimately reviews and approves annual compensation levels, taking into account those recommendations and other considerations it deems appropriate. The Compensation Committee reviews the annual compensation levels for the CEO and makes recommendations for any changes to the Board of Directors, who approve any changes. The CEO makes no recommendation with respect to his own compensation levels.
The Compensation Committee is also responsible for reviewing leadership talent to ensure that our leaders are of world-class quality and that succession depth for key leadership roles is sufficient to deliver sustainable business success. It also undertakes an annual formal evaluation of the performance of the CEO.

Amcor plc | 2025 Proxy Statement	33

Use of Compensation Consultants
Where appropriate, the Compensation Committee seeks advice from independent compensation consultants in determining appropriate executive compensation actions. The Compensation Committee uses external compensation consultants, FW
Cook and Willis Towers Watson, to understand market practice and review market data relevant for making compensation determinations for key executive roles. During fiscal year 2025, FW Cook provided support and guidance to the Compensation
Committee for decisions in preparation to the Merger.
Use of Peer Company and Competitive Market Data
Due to the global scope of our business and the unique competitive environment in which we operate, a range of benchmarking data is used when making individual compensation decisions. Given we are an international company with a diverse group of Senior Executives, working in a range of different countries, whose responsibilities extend beyond their own geographic location, we need to be able to attract and retain Senior Executives who are global leaders with the experience and ability to perform in this environment.
For fiscal year 2025 compensation benchmarking purposes, the Compensation Committee referenced multiple compensation benchmarks from a carefully selected peer group of U.S. and global companies (the “Compensation Peer Group”) that compete for selected executive talent with global or regional experience and responsibilities. We review our Compensation
Peer Group on an ongoing basis and update it as necessary. This approach assists the Compensation Committee in understanding and considering market practice across a number of international markets when determining competitive pay structures for our executives.
During fiscal year 2025,  the Compensation Committee, after careful review and input from FW Cook, approved changes to the
Compensation Peer Group removing Berry Global Group (given the Merger with Amcor), Caterpillar, Ecolab, Illinois Tool
Works, Sealed Air and Sonoco Products; and the addition of 3M, Carrier Global, Colgate-Palmolive, Eaton, Graphic Packaging
International and International Flavors & Fragrances.
COMPENSATION PEER GROUP:

3M Company	Emerson Electric Company
Alcoa Corporation	Graphic Packaging International, Inc.
Avery Dennison Corporation	International Flavors & Fragrances, Inc.
Ball Corporation	International Paper Company
Carrier Global Corporation	Johnson Controls International, plc
Colgate-Palmolive Company	Kimberly-Clark Corporation
Corning, Inc.	Nucor Corporation
Crown Holdings, Inc.	PPG Industries, Inc.
Eastman Chemical Company	Sherwin Williams Company
Eaton Corporation	Smurfit Westrock
Elements of Compensation
For fiscal year 2025 we compensated our NEOs using a combination of fixed and variable compensation plans. The primary elements of our executive compensation programs were:
•Base salaries
•Short-term incentive (STI); delivered through a combination of cash and deferred equity
•Long-term incentive (LTI)
Greater emphasis was placed on variable compensation with the CEO receiving 81% of his target compensation as variable compensation and the other NEOs receiving 75% (on average) of their target compensation as variable compensation, as shown below.

34	Amcor plc | 2025 Proxy Statement

(1)
19%
81%
23%
11%
47%
25%
19%
10%
46%
75%
● Fixed / Base salary
● STI (Cash)
● STI (Deferred equity)(2)
● LTI
● Variable / Performance-based / At-risk
(1)Represents an average across all NEOs, other than the CEO.
(2)Deferred component of the STI delivered as units of Amcor shares that are restricted for two years following payment of the cash portion of the STI.
We believe that these components, taken together, promote the compensation objectives described above.
In determining the amounts payable with respect to each element, and the relative weighting of the various elements for each of our NEOs, the Compensation Committee considers the compensation elements, weightings and levels generally paid for similar roles. We do not have a formal policy regarding allocation among types of compensation other than to ensure overall market competitiveness and to emphasize variable, performance-based, at-risk compensation. As such, our goal is to award compensation that is competitive in relation to the compensation objectives and in the best interest of our shareholders.
Base Salaries
Base salary is intended to provide a fixed component of compensation commensurate with each NEO’s seniority, skillset, experience, role, and responsibilities. Base salaries for NEOs were not increased in fiscal year 2025.
Short-Term Incentive (STI)
For fiscal year 2025 we provided our NEOs with a short-term incentive (“STI”) in the form of an annual, performance-based incentive program that delivered compensation based on achievement of annual business objectives. Part of any STI earned was delivered in RSUs that were deferred for an additional period of two years (“STI-Deferred Equity Plan Awards”). The use of STI-Deferred Equity Plan Awards was intended to build equity ownership, to align management incentives with shareholder value creation and to act as a retention incentive.
Details of the range of potential STI cash payments, the proportion to be received at “target” performance, the actual payments made, and RSUs awarded under the STI-Deferred Equity Plan Awards in respect of fiscal year 2025 are shown below. The actual outcomes are based on each NEO’s performance against a selected range of safety, financial, strategy development and organization development goals both on an Amcor and a business group level. Above-target outcomes are only payable based on outperformance against selected financial metrics.

Name	STI % at Target (as % of Base Salary)	STI % Range	STI % Actual	STI Payment (USD) ($)	Deferred Equity Awarded (USD)	Deferred Equity Award (No. RSUs)(2)

Peter Konieczny(1)	120%	0% to 240% of base salary	71%	$1,403,397	$701,698	76,473
Michael Casamento(1)	100%	0% to 200% of base salary	51%	$652,418	$326,209	35,551
Fred Stephan	100%	0% to 200% of base salary	38%	$424,581	$212,291	23,136
Susana Suarez Gonzalez(1)	80%	0% to 160% of base salary	48%	$428,820	$214,410	23,367
Ian Wilson(1)	80%	0% to 160% of base salary	48%	$505,256	$252,628	27,532

Amcor plc | 2025 Proxy Statement	35

Name	STI % at Target (as % of Base Salary)	STI % Range	STI % Actual	STI Payment (USD) ($)	Deferred Equity Awarded (USD)	Deferred Equity Award (No. RSUs)(2)

Eric Roegner	75%	0% to 150% of base salary	30%	$316,540	$158,270	17,249
Michael Zacka	75%	0% to 150% of base salary	24%	$358,374	$179,187	19,529
(1)STI % at Target (as a % of base pay) and STI % Range shown above for Messrs. Konieczny, Casamento, Wilson and Ms. Suarez
Gonzalez were adjusted effective as of April 30, 2025. STI payments have been prorated to reflect this.
(2)Equity allocations were determined based on the volume weighted average price (“VWAP”) of Amcor shares for the five trading days prior to and including June 30, 2025 ($9.18 per share). Where STIs are determined in currencies other than USD, the average foreign exchange rate for the same five-day period was applied to determine the USD equivalent.

36	Amcor plc | 2025 Proxy Statement

The table below also includes a more detailed analysis of the targets and outcomes for the CEO and Chief Financial Officer
(“CFO”).

Category	Safety Targets	Financial Targets	Strategy and Organizational Development Goals

Weighting	5%	75-80%	15-20%

Outcome	Safety Target Missed	Financial Targets Partly Met	Strategy and Organizational Development Goals Partly Met

Comments	•Total recordable incident rate (TRIR) of 0.27 and 68% of sites operating injury-free for over 12 months	•Net sales of $15,009 million •GAAP net income of $511 million •Adjusted EPS of 71.2 cps •Adjusted EBIT of $1,723 million •Adjusted free cash flow of $926 million	•Significant progress on talent and organizational matters, delivery of strategic projects and advancement of sustainability agenda
The remaining NEOs’ targets and weighting were specific to their scope of accountability and business group.
•All NEOs had a safety objective to reduce recordable cases.
•Financial metrics included both consolidated Amcor and business group-specific metrics including earnings, cash flow and sales growth metrics. Metrics and weighting for each ensured NEOs were incentivized to focus on objectives specific to their respective business groups.
•NEOs were assigned strategy and organizational development goals, where applicable to the role, with a focus on talent and employee engagement.
The performance targets for consolidated Amcor results are consistent with those of the CEO and CFO. Performance targets related to business group or unit performance are established based on annual operating plans (which are considered commercially sensitive) and are determined by definitive and objective criteria set at levels intended to be challenging and require significant leadership effort, substantial achievement, and measurable value creation for payout to occur. We do not publicly report financial results for businesses within a reportable segment to protect the commercially sensitive nature of that information and the Company’s competitive positions.
Long-Term Incentive (LTI)
The objective of our LTI plan is to reward the achievement of long-term sustainable business outcomes, which is consistent with the Company’s objective of value creation for our shareholders.
LTI grants during fiscal year 2025
LTI awards that were granted during fiscal year 2025 consist of a grant of options and performance shares that have a three-
year performance period that began July 1, 2024 and will end June 30, 2027. The performance conditions applicable to this award are adjusted EPS with a RoAFE gateway and relative TSR measured against a peer group of companies (the “TSR
Peer Group”), each as described below:
•Half of the award is determined based on constant currency adjusted EPS growth over a three-year performance period, with 3% average annual adjusted EPS growth resulting in 25% of this portion of the award vesting, 5% average annual adjusted EPS growth resulting in 50% of this portion of the award vesting, and 10% average annual adjusted EPS growth resulting in full vesting of this portion of the award (subject to linear interpolation between these two points). There is a further condition that Amcor’s adjusted RoAFE is at or above 12%. If average annual adjusted EPS growth is less than
3%, or RoAFE is less than 12%, this portion of the award will not vest(1).
•The other half of the award is based on relative TSR performance over a three-year performance period against the TSR
Peer Group, with 35th percentile TSR resulting in 25% of this portion of the award vesting, 50th percentile TSR resulting in
50% of this portion of the award vesting, and 75th percentile TSR resulting in full vesting of this portion of the award
(subject to linear interpolation between these points). There is no vesting of this portion of the award for performance below the 35th percentile.

Amcor plc | 2025 Proxy Statement	37

The combination of adjusted EPS with a RoAFE condition ensures that management is rewarded for achieving profitable growth while sustaining strong returns. The use of relative TSR provides alignment with a shareholder’s perspective of the
Company’s relative performance against peer companies. The Compensation Committee, after careful review and input from
FW Cook, determined no updates to the TSR Peer Group were necessary for 2025, other than the inclusion of Packaging
Corporation of America and the replacement Westrock with Smurfit Westrock (as a result of Westrock’s merger with Smurfit
Kappa which was completed in July 2024).
The table below shows the TSR Peer Group for the LTI granted in fiscal year 2025:
TSR PEER GROUP(2):

Ansell Limited	Graphic Packaging International, Inc.	PepsiCo, Inc.
AptarGroup, Inc.	Huhtamäki Oyj	Sealed Air Corporation
Avery Dennison Corporation	International Paper Company	Silgan Holdings, Inc.
Ball Corporation	Johnson & Johnson	Smurfit WestRock
Berry Global Group, Inc.(3)	Kraft Heinz	Sonoco Products Company
Brambles Limited	Mondelez International, Inc.	The Procter & Gamble Company
Coles Group Limited	Nestlé S.A.	Treasury Wine Estates Limited
Conagra Brands, Inc.	O-I Glass, Inc.	Unilever PLC
Crown Holdings, Inc.	Orora Limited	Wesfarmers Limited
Danone S.A.	Packaging Corporation of America	Woolworths Group Limited
General Mills, Inc.
(1)The Board has flexibility to adjust the EPS and RoAFE hurdles, or adjust the structure of these hurdles, to ensure they remain appropriate in the event of material events or strategic initiatives that affect the relevance of the performance conditions.
(2)Certain events may occur (e.g. M&A, public to private transactions) that could affect the composition of the peer group. The Board has, accordingly, retained discretion to determine how those events will be treated at the time they arise. This may result in the alteration of the composition of the peer group from time to time. The Board also retains the discretion to deal with any other material event that affects the relevance of any member in the peer group.
(3)Berry Global Group, Inc. is no longer included in the TSR Peer Group following the Merger.
LTI vested during fiscal year 2025
LTI awards eligible to vest during fiscal year 2025 were granted in 2022 and had a three-year performance period that ended on June 30, 2025. The performance conditions applicable to this plan were relative TSR and adjusted EPS with a RoAFE gateway. Relative TSR and adjusted EPS performance were both below the threshold required and resulted in no vesting (0%)
of this LTI award.

38	Amcor plc | 2025 Proxy Statement

Policies and Practices Relating to the Timing of Equity Awards
We generally grant annual equity-based awards during the first quarter of our fiscal year, on a predetermined date following our Compensation Committee’s approval of the awards, although such timing may change from year to year.  The Committee also may consider and approve interim or mid-year grants, or grants made on another basis, from time to time based on business needs, changing compensation practices or other factors, in the discretion of the Committee.  The Committee does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Senior Executive Retention Share Plan (“SERSP”)
We use the SERSP on a limited basis at recruitment to replace existing awards from previous employers or as a retention mechanism for selected executives. No grants under the SERSP were issued to our NEOs during fiscal year 2025.
Perquisites
We provide perquisites to our NEOs on a limited basis. Following the Merger, the Compensation Committee has approved limited personal use of the Berry corporate aircraft by our CEO.

Amcor plc | 2025 Proxy Statement	39

Employment Agreements
Each of our NEOs has entered into an executive services agreement, which generally provides for compensation terms
(including base salary, STI and LTI opportunity, and in limited circumstances, retention incentives), and other perquisites and benefits described elsewhere in the “Executive Compensation Discussion and Analysis” section. The executive services agreements for our NEOs generally require a 12-month notice period to terminate the services agreement, although the
Company may waive any portion of the notice period. The CEO agreement also provides for certain payments and benefits upon a termination without cause, as described below under the heading “Potential Payments Upon Termination or Change in
Control.”  The Company may summarily terminate the employment of a NEO (without notice or severance payments) (a
“cause” termination) immediately if the NEO commits: (a) a serious or persistent breach of any of the terms or conditions of the executive’s employment; (b) any negligent act the executive commits in connection with the performance of the duties of the executive’s role; (c) any conduct or act which, in the reasonable opinion of the Company, brings the Company into disrepute;
(d) any criminal offense for which the executive is convicted which, in the reasonable opinion of the Company, impairs the executive’s ability to perform his or her duties; (e) any wrongful or dishonest or fraudulent act or conduct which, in the reasonable opinion of the Company, brings the Company into disrepute; or (f) any other act which would entitle the Company to dismiss the executive summarily.
Furthermore, the executive services agreements include obligations relating to conflicts of interest, confidential information, intellectual property, and competitive activity following a termination of employment for any reason, for the restricted period specified in each executive services agreement.
Roegner Transition and Separation Arrangement
Mr. Roegner became Executive Vice President, Integration and Special Projects, effective January 1, 2025, at which time he was no longer an executive officer of the Company. In his new role, Mr. Roegner reported to the Company’s Executive Vice
President, Strategy and Development Group, and facilitated strategic initiatives, including the integration with Berry Global. In
May 2025, we entered into a Transition and Separation Agreement (“Transition Agreement”) with Mr. Roegner that provided for the transition of his duties and responsibilities through June 30, 2025 followed by a 12-month notice period resulting in the termination of his employment relationship on June 30, 2026. During this period, Mr. Roegner will continue to be provided with salary and benefits as in effect immediately prior to entry into the Transition Agreement.  If Mr. Roegner complies with the requirements of the Transition Agreement (including the provision of a release of claims and obligations relating to conflicts of interest, confidential information, intellectual property, and competitive activity), he will remain eligible to receive a cash bonus under the STI for the fiscal year ending June 30, 2025 and RSUs in accordance with the STI-Deferred Equity Plan Awards (as outlined in the section titled “Short-Term Incentive (STI)”) with respect to the fiscal year ending June 30, 2025, his vested and outstanding share options will remain exercisable for up to 90 days following his separation from employment, his outstanding and unvested RSU awards under the STI-Deferred Equity Plan Awards and the SERSP will remain outstanding and become vested either on the scheduled vesting date (if earlier than the separation date) or in full within 30 days after the separation date, and, with respect to all other LTI awards granted to him fiscal years 2023 and 2024 (as outlined in the section titled
“Long-Term Incentive (LTI)”), Mr. Roegner will remain eligible to vest with respect to the portion of each award that vests based on actual performance for the applicable performance period, multiplied by a fraction, the numerator of which is the number of days in the applicable performance period up to and including June 30, 2025 and the denominator of which is the number of days in the applicable performance period.  All equity awards granted to Mr. Roegner in fiscal year 2025 were cancelled in their entirety.  Mr. Roegner will also be eligible for subsidized COBRA coverage for up to 12 months following his separation.
Zacka Separation Arrangement
In April 2025, we entered into a Separation Agreement (“Separation Agreement”) with Mr. Zacka that provided for the transition of his duties and responsibilities through July 31, 2025. Contingent on Mr. Zacka’s compliance with the requirements of the
Separation Agreement (including the provision of a release of claims and obligations relating to conflicts of interest, confidential information, intellectual property, and competitive activity), he was entitled to a payment equal to approximately 11 months’
base salary in settlement of the remaining notice period under his existing employment agreement and to a cash bonus under the STI for the fiscal year ending June 30, 2025.  The associated STI-Deferred Equity Plan Awards were settled as a cash payment (instead of RSUs) at the same time, Mr. Zacka’s vested and outstanding share options will remain exercisable for up to 90 days following his separation from employment, and his outstanding and unvested RSUs under the STI-Deferred Equity
Plan Awards and the SERSP were converted to shares in July 2025 in accordance with the applicable plan documents.  With respect to all LTI awards granted to him for fiscal years 2023 and 2024, Mr. Zacka will remain eligible to vest with respect to the portion of each award that vests based on actual performance for the applicable performance period, multiplied by a fraction, the numerator of which is the number of days in the applicable performance period up to and including June 30, 2025 and the denominator of which is the number of days in the applicable performance period.  All equity awards granted to Mr.
Zacka in fiscal year 2025 were cancelled in their entirety. We also agreed to pay moderate costs of tax advisors to finalize Mr.
Zacka’s tax return for 2025 and some limited relocation costs.

40	Amcor plc | 2025 Proxy Statement

Executive Change in Control Plan
Effective as of [__], 2025, we adopted an Executive Change in Control Severance Plan (a “CIC Plan”) which is typical practice for companies in our peer group. It is intended to provide “double trigger” severance protections to covered executives, including our current NEOs, in the event of a qualifying termination of employment in connection with change in control (as defined in the CIC Plan). The Compensation Committee approved the CIC Plan to encourage eligible executives’ full attention and dedication to the Company in the event of any possible or pending change in control despite the personal uncertainties that may accompany such a situation and to provide them with compensation and benefits upon a change in control consistent with their expectations and competitive practice.  The severance benefits under CIC Plan in the event of a change in control and a related termination without cause or a resignation for good reason would include cash severance equal to a multiple of base salary and target bonus (2x for our CEO and 1x for our other NEO participants), a pro rata bonus, accelerated vesting of equity awards and a limited period of post-employment healthcare coverage for U.S. participants.
Minimum Shareholding Policy
A minimum shareholding policy is in place in order to strengthen alignment of the interests of our NEOs with value creation for our shareholders. Under the minimum shareholding policy, the CEO and each of his or her direct reports, including each of our
NEOs, must build and maintain a minimum shareholding of Amcor shares. Our CEO is required to acquire and maintain ownership of Amcor shares (excluding vested options, unvested options and unvested performance shares/rights) with a value equivalent to 500% of base salary, and each of our CEO’s direct reports, including each of our other active NEOs, are required to acquire and maintain ownership of Amcor shares (excluding vested options, unvested options and unvested performance shares/rights) with a value equivalent to 300% of base salary. These executives are required to attain these minimum shareholding requirements progressively within five years of becoming subject to the minimum shareholding policy.
Hedging and Pledging Policy
Our equity award agreements contain a provision restricting participants from hedging or pledging the value of the award or entering into a derivative agreement in respect of the award. Equity award recipients include all of our executive officers,
Directors and certain employees. Any breach of the hedging or pledging restriction could result in cancellation or forfeiture of the award, at the discretion of the Board. In addition, our Insider Trading Policy prohibits members of the Board and senior personnel of the Company from short-selling or trading in derivative securities related to Amcor’s equity securities, with the exception of trading in derivative securities received pursuant to a Company compensatory or benefit plan.
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Policy which governs the purchase, sale, and/or other dispositions of our securities by our directors, officers, other key employees, and covered persons which we believe is reasonably designed to ensure compliance with applicable insider trading rules, regulations, and listing standards. For more information, please see the description of our Insider Trading Policy in our most recent Annual Report on Form 10-K.
Compensation Recovery Policy
Effective as of October 2, 2023, we adopted a compensation recovery policy (“Compensation Recovery Policy”) governing the recovery of erroneously awarded incentive-based compensation consistent with the requirements of the SEC and the NYSE.
The Compensation Recovery Policy provides that, if we are required to prepare a qualifying accounting restatement, then, unless an exception applies, we will recover reasonably promptly the excess of (1) the amount of incentive-based compensation received by a person who served as a covered officer at any time during the applicable performance period during the three completed years immediately preceding the date we are required to prepare the accounting restatement over
(2) the amount that would have been received had it been determined based on the restated financials. The Compensation
Recovery Policy applies to incentive-based compensation received by a covered officer on or after October 2, 2023.
In addition to the Compensation Recovery Policy, a clawback policy is in place that allows the Board of Directors to cancel awards in the event of fraud, dishonesty, breach of obligations, financial misstatements, or if awards were made on the basis of a misrepresentation or an omission, or on the basis of facts or circumstances that were later proven to be untrue or inaccurate.

Amcor plc | 2025 Proxy Statement	41

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item
402(b) of Regulation S-K with management, and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement.
The Compensation Committee:
Nicholas T. Long (Tom) (Chair)
Achal Agarwal
Lucrèce Foufopoulos-De Ridder
Jill A. Rahman

42	Amcor plc | 2025 Proxy Statement

Executive Compensation Tables
2025 Summary Compensation Table
The following table sets forth summary information concerning the compensation earned by our NEOs during fiscal years
2025, 2024, and 2023. Movements in exchange rates also have an impact on amounts reported for certain NEOs who are not paid in U.S. dollars.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Peter Konieczny(1) Chief Executive Officer	2025	1,822,278	3,879,938	996,984	1,403,397	355,732	8,458,329
	2024	1,474,000	4,049,852	660,765	961,646	334,656	7,480,919
Michael Casamento(1) Executive Vice President, Finance and Chief Financial Officer	2025	1,175,358	2,038,465	537,288	652,418	634,016	5,037,545
	2024	1,126,883	3,611,194	534,905	681,693	584,814	6,539,489
	2023	1,057,240	1,614,678	533,524	83,617	540,332	3,829,391
Fred Stephan Chief Operating Officer, Global Flexibles	2025	1,130,807	2,080,131	585,966	424,581	126,864	4,348,349
	2024	1,045,440	3,430,772	501,555	527,237	110,287	5,615,291
	2023	1,027,194	1,727,557	533,690	309,374	163,543	3,761,358
Susana Suarez Gonzalez(1) Executive Vice President, Chief Human Resources Officer	2025	822,939	1,113,802	282,186	428,820	520,783	3,168,530
Ian Wilson(1) Executive Vice President, Strategic Development	2025	992,571	1,349,204	344,223	505,256	130,205	3,321,459
Eric Roegner Former President, Amcor Rigid Packaging	2025	1,041,106	1,725,758	491,904	316,540	141,098	3,716,406
	2024	1,021,996	2,162,136	490,245	145,634	135,377	3,955,388
	2023	1,016,945	1,595,205	521,572	114,975	168,355	3,417,052
Michael Zacka(1) Former President, Amcor Flexibles Europe, Middle East & Africa	2025	1,357,495	2,151,859	618,723	358,374	683,214	5,169,665
	2024	1,312,098	3,751,404	622,775	416,841	724,390	6,827,508
	2023	1,231,008	1,957,705	621,338	253,010	672,450	4,735,510
(1)Where NEOs are paid in a currency other than USD, the amount is converted to USD using the average exchange rate for the fiscal year.
Messrs. Konieczny, Casamento, Zacka, and Ms. Suarez Gonzalez are paid in CHF (1 CHF = 1.1532 USD). Mr. Wilson is paid in GBP (1
GBP = 1.2936 USD).
(2)The amounts in these columns represents the grant-date fair value of performance rights/shares (in the “Stock Awards” column) and options (in the “Option Awards” column) granted under the LTI for fiscal year 2025, as well as the restricted share units granted under the
STI-Deferred Equity Plan, in each case as determined pursuant to Accounting Standards Codification Topic 718. STI-Deferred Equity
Plan awards were calculated as 50% of the short-term cash incentive payments. Where short-term cash incentive payments were determined in currencies other than USD, the average foreign exchange rate for the five trading days prior to and including June 30, 2025 was applied to determine the USD equivalent. Equity allocations under the STI-Deferred Equity Plan were determined based on the
VWAP of Amcor shares for the five trading days prior to and including June 30, 2025 ($9.18 per share). The LTI allocations represent the grant-date fair value of these awards. As disclosed in the footnotes to the Company’s financial statements in its Annual Report on Form
10-K for the year ended June 30, 2025, the fair value of share options was determined using the Black-Scholes option pricing model and/
or Monte Carlo simulations and the fair value of performance rights/shares was determined using discounting and Monte Carlo simulations.

Amcor plc | 2025 Proxy Statement	43

(3)Amounts represent STI payments earned for fiscal year 2025 (excluding the value of STI-Deferred Equity Plan Awards). For a description of the methodology applied in determining the STI payments, refer to the section above “Elements of Compensation - Short-Term
Incentive (STI).” Where STI payments were determined in currencies other than USD, the average foreign exchange rate for the five trading days prior to and including June 30, 2025 was applied to determine the USD equivalent for fiscal year 2025.
(4)The elements of compensation included in the “All Other Compensation” column for fiscal year 2025 are set forth in the “2025 Benefits,
Relocation Expenses, Plan Contributions and Tax-Related Payments (the “All Other Compensation” Column)” table below.
2025 Benefits, Relocation Expenses, Plan Contributions and Tax-Related
Payments (the “All Other Compensation” Column)

Name	Fiscal Year	Non-Monetary Benefits ($)(1)	Relocation & Expatriate Expenses ($)(2)	Taxes Paid by Employer Related to Relocation & Expatriate Expenses ($)	Employer Contributions to Defined Contribution Plans ($)	Other ($)	Total ($)

Peter Konieczny	2025	124,549	—	3,281	227,902	—	355,732
Michael Casamento	2025	40,947	229,699	136,697	226,673	—	634,016
Fred Stephan	2025	14,400	—	—	110,397	2,067	126,864
Susana Suarez Gonzalez	2025	34,313	176,034	102,994	206,744	697	520,783
Ian Wilson	2025	130,205	—	—	—	—	130,205
Eric Roegner	2025	24,172	—	—	114,738	2,187	141,098
Michael Zacka	2025	74,152	207,576	173,295	227,902	288	683,214
(1)These benefits include costs such as healthcare, company car costs, and tax advisory costs to assist with the filing of domestic and foreign tax returns.
(2)Expenses associated with relocation and expatriate expenses may include a combination of (i) relocation costs and (ii) ongoing benefits related to that relocation.

44	Amcor plc | 2025 Proxy Statement

2025 Grants of Plan-Based Awards
The table below sets forth information regarding grants of plan-based awards made to our NEOs during fiscal year 2025.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Options Awards(5)
Name	Grant Type	Grant Date	Award (Approval) Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)

Peter Konieczny	STI-Cash(1)			0	2,186,733	4,373,467
	STI- Deferred Equity(2)						$0	$1,093,367	$2,186,733
	LTI(3)	9/16/24	8/06/24				47,750	191,000	382,000			3,178,240
	LTI(4)	9/16/24	8/06/24				68,100	272,400	544,800		11.12	996,984
Michael Casamento	STI-Cash(1)			0	1,182,914	2,365,828
	STI- Deferred Equity(2)						$0	$591,457	$1,182,914
	LTI(3)	9/16/24	8/06/24				25,725	102,900	205,800			1,712,256
	LTI(4)	9/16/24	8/06/24				36,700	146,800	293,600		11.12	537,288
Fred Stephan	STI-Cash(1)			0	1,150,000	2,300,000
	STI- Deferred Equity(2)						$0	$575,000	$1,150,000
	LTI(3)	9/16/24	8/06/24				28,063	112,250	224,500			1,867,840
	LTI(4)	9/16/24	8/06/24				40,025	160,100	320,200		11.12	585,966
Susana Suarez Gonzalez	STI-Cash(1)			0	662,584	1,325,167
	STI- Deferred Equity(2)						$0	$331,292	$662,584
	LTI(3)	9/16/24	8/06/24				13,513	54,050	108,100			899,392
	LTI(4)	9/16/24	8/06/24				19,275	77,100	154,200		11.12	282,186
Ian Wilson	STI-Cash(1)			0	799,162	1,598,324
	STI- Deferred Equity(2)						$0	$399,581	$799,162
	LTI(3)	9/16/24	8/06/24				16,475	65,900	131,800			1,096,576
	LTI(4)	9/16/24	8/06/24				23,513	94,050	188,100		11.12	344,223
Eric Roegner	STI-Cash(1)			0	785,660	1,571,319
	STI- Deferred Equity(2)						$0	$392,830	$785,660
	LTI(3)	9/16/24	8/06/24				23,550	94,200	188,400			1,567,488
	LTI(4)	9/16/24	8/06/24				33,600	134,400	268,800		11.12	491,904
Michael Zacka	STI-Cash(1)			0	1,021,928	2,043,855
	STI- Deferred Equity(2)						$0	$510,964	$1,021,928
	LTI(3)	9/16/24	8/06/24				29,638	118,550	237,100			1,972,672
	LTI(4)	9/16/24	8/06/24				42,263	169,050	338,100		11.12	618,723
(1)Represents the cash component of the incentive compensation opportunity available under the STI Plan for fiscal year 2025. Payments under this plan may range from zero through to maximum depending on performance against various financial and individual targets included in the individual’s scorecard.

Amcor plc | 2025 Proxy Statement	45

(2)Represents the value of the grant date opportunity under the STI - Deferred Equity Plan component for fiscal year 2025. The award is calculated as 50% of the STI cash component and therefore may range from zero through to maximum depending on performance against various financial and individual targets included in the individual’s scorecard. Equity allocations are determined based on the
VWAP of Amcor shares for the five trading days prior to and including June 30 of each fiscal year.
(3)Represents the issuance of performance shares under the LTI for fiscal year 2025 that will vest in fiscal year 2028, subject to performance conditions which are outlined in the section above “Elements of Compensation – Long-Term Incentive (LTI)”.
(4)Represents the issuance of options under the LTI for fiscal year 2025 that will vest in fiscal year 2028, subject to performance conditions which are outlined in the section above “Elements of Compensation – Long-Term Incentive (LTI)”.
(5)Represents the grant date fair value of these awards, calculated pursuant to Accounting Standards Codification Topic 718 as disclosed in the footnotes to the Company’s financial statements in its Annual Report on Form 10-K for the year ended June 30, 2025.

46	Amcor plc | 2025 Proxy Statement

Outstanding Equity Awards at 2025 Fiscal Year-End
The table below sets forth information regarding equity awards outstanding as of June 30, 2025.

			Option Awards				Stock Awards
Name	Plan	Grant Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Unearned Options That Have Not Vested(1) (#)	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)

Peter Konieczny	Short- Term Incentive - Deferred Equity	2025(4)					48,766	448,160
		2024(5)					18,214	167,387
	Long- Term Incentive	2025(6)		544,800	11.12	9/16/34			382,000	3,510,580
		2024(7)		455,700	9.35	9/15/33			321,700	2,956,423
		2023(8)			11.79	10/31/28
		2022(9)	130,700		12.40	10/31/27
		2021(10)	241,527		11.21	10/31/26
	SERSP	2024(12)					170,000	1,562,300
Michael Casamento	Short- Term Incentive - Deferred Equity	2025(4)					34,569	317,689
		2024(5)					4,213	38,717
	Long- Term Incentive	2025(6)		293,600	11.12	9/16/34			205,800	1,891,302
		2024(7)		368,900	9.35	9/15/33			260,400	2,393,076
		2023(8)			11.79	10/31/28
		2022(9)	105,775		12.40	10/31/27
		2021(10)	174,557		11.21	10/31/26
	SERSP	2024(12)					170,000	1,562,300

Amcor plc | 2025 Proxy Statement	47

			Option Awards				Stock Awards
Name	Plan	Grant Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Unearned Options That Have Not Vested(1) (#)	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)

Fred Stephan	Short- Term Incentive - Deferred Equity	2025(4)					26,737	245,713
		2024(5)					15,585	143,226
	Long- Term Incentive	2025(6)		320,200	11.12	9/16/34			224,500	2,063,155
		2024(7)		345,900	9.35	9/15/33			244,200	2,244,198
		2023(8)			11.79	10/31/28
		2022(9)	97,025		12.40	10/31/27
		2021(10)	171,513		11.21	10/31/26
	SERSP	2024(12)					170,000	1,562,300
Susana Suarez Gonzalez	Short- Term Incentive - Deferred Equity	2025(4)					22,770	209,256
		2024(5)					8,756	80,468
	Long- Term Incentive	2025(6)		154,200	11.12	9/16/34			108,100	993,439
		2024(7)		191,700	9.35	9/15/33			135,300	1,243,407
		2023(8)			11.79	10/31/28
	SERSP	2024(12)					70,000	643,300
Ian Wilson	Short- Term Incentive - Deferred Equity	2025(4)					28,081	258,064
		2024(5)					10,809	99,335
	Long- Term Incentive	2025(6)		188,100	11.12	9/16/34			131,800	1,211,242
		2024(7)		236,600	9.35	9/15/33			167,100	1,535,649
		2023(8)			11.79	10/31/28
		2022(9)	76,225		12.40	10/31/27
		2021(10)	129,354		11.21	10/31/26
		2020(11)	793,724		9.81	10/31/25
	SERSP	2024(12)					70,000	643,300

48	Amcor plc | 2025 Proxy Statement

			Option Awards				Stock Awards
Name	Plan	Grant Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Unearned Options That Have Not Vested(1) (#)	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)

Eric Roegner	Short- Term Incentive - Deferred Equity	2025(4)					7,386	67,877
		2024(5)					5,792	53,228
	Long- Term Incentive	2025(6)		268,800	11.12	9/16/34			188,400	1,731,396
		2024(7)		338,100	9.35	9/15/33			238,700	2,193,653
		2023(8)			11.79	10/31/28
		2022(9)	100,425		12.40	10/31/27
		2021(10)	191,445		11.21	10/31/26
	SERSP	2024(12)					60,000	551,400
Michael Zacka	Short- Term Incentive - Deferred Equity	2025(4)					21,138	194,258
		2024(5)					12,746	117,136
	Long- Term Incentive	2025(6)		338,100	11.12	9/16/34			237,100	2,178,949
		2024(7)		429,500	9.35	9/15/33			303,200	2,786,408
		2023(8)			11.79	10/31/28
		2022(9)	123,175		12.40	10/31/27
		2021(10)	227,641		11.21	10/31/26
	SERSP	2024(12)					170,000	1,562,300
(1)Reflects outstanding performance rights/shares and options under the LTI plan. Awards vest based on adjusted EPS growth with a
RoAFE hurdle and TSR performance.
(2)Reflects outstanding time-based RSUs under the STI – Deferred Equity plan.
(3)Market value is determined by multiplying the number of units by Amcor’s share price at end of fiscal year 2025 ($9.19).
(4)Time-based RSUs awarded on September 16, 2024 that will vest by September 1, 2026.
(5)Time-based RSUs awarded on September 15, 2023 vested on August 28, 2025.
(6)Performance shares and options awarded on September 15, 2024 that would be earned based on achieving maximum level of performance.
(7)Performance rights/shares and options awarded on September 15, 2023 that would be earned based on achieving maximum level of performance.
(8)As outlined in the section above “LTI vested during fiscal year 2025”, performance results under the performance rights/shares and options awarded on September 15, 2022 resulted in no amounts being earned with respect to such awards.
(9)Unexercised options awarded on September 15, 2021 and vested on August 28, 2024.
(10)Unexercised options awarded on September 15, 2020 and vested on August 28, 2023.
(11)Unexercised options awarded on November 11, 2019 and vested on August 26, 2022.
(12)Time-based RSUs awarded in fiscal year 2024 under the SERSP that will vest on February 27, 2026.

Amcor plc | 2025 Proxy Statement	49

2025 Option Exercises and Stock Vested
The table below sets forth certain information with respect to the exercise of options and the vesting of performance rights/
shares and RSUs held by our NEOs during fiscal year 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting of Performance Rights/Shares and RSUs (#)	Value Realized on Vesting ($)

Peter Konieczny	—	—	104,762	1,177,323
Michael Casamento	—	—	84,789	946,245
Fred Stephan	—	—	84,058	938,087
Susana Suarez Gonzalez	—	—	58,700	729,348
Ian Wilson	517,154	93,088	68,833	777,080
Eric Roegner	400,000	403,000	60,074	670,426
Michael Zacka	—	—	93,673	1,059,776

50	Amcor plc | 2025 Proxy Statement

2025 Nonqualified Deferred Compensation
Our non-qualified deferred compensation plan permits eligible participants to (i) defer up to 50% of their salary and (ii) defer up to 100% of their STI cash payment. For Mr. Roegner additional contributions were made to the plan for calendar year 2025 equal to 10% of base salary and their STI cash payment (reduced by contributions already made to other plans).  As part of a revised plan, Mr. Stephan and Ms. Suarez Gonzalez received contributions to the plan equal to 7% of their base salary and
STI cash payment that are in excess of the compensation limit for the plan year under Section 401(a)(17) of the Internal
Revenue Code.
Participants are able to invest these deferrals and contributions across a number of investment options, which make earnings and losses based on the performance of these investments. Account balances are paid out upon a participant’s separation from service or the participant’s disability.
The contributions and earnings under the plan during fiscal year 2025, as well as the account balances under the plan as of the end of fiscal year 2025, for participating NEOs were as follows:

Name	Executive Contributions in Last Fiscal Year (“FY”)(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FY(4)(5) ($)

Eric Roegner	279,993	100,949	376,871	0	3,971,925
Fred Stephan	0	85,897	228,853	0	2,079,785
Susana Suarez Gonzalez	51,381	28,965	52,097	0	478,142
(1)Amounts in this column are included in either the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the “2025 Summary
Compensation Table.”
(2)Amounts in this column are included in the “All Other Compensation” column of the “2025 Summary Compensation Table.”
(3)Amounts in this column are not included in the “2025 Summary Compensation Table” as the amounts represent investment returns (gains or losses), which are not considered “above market” or “preferential” within the SEC’s definition of those terms for purposes of the
Summary Compensation Table. Our deferred compensation plan provides participants with a subset of investment elections available to all eligible employees under our tax-qualified Section 401(k) plan.
(4)Plan participation start dates for each of our eligible NEOs are as follows: September 10, 2018 for Mr. Roegner, January 1, 2022 for Mr.
Stephan, and January 1, 2023 for Ms. Suarez Gonzalez. Balance represents contributions and earnings over the period since each executive’ plan participation start date. Mrs. Suarez participation ended on December 31, 2024 after relocating to Switzerland. Messrs.
Konieczny, Casamento, Wilson, Zacka, and Ms. Suarez Gonzalez are non-U.S. NEOs and as such, not eligible to participate in our non-
qualified deferred compensation plan.
(5)Starting in fiscal year 2018, the Company has been subject to U.S. reporting and disclosure of non-qualified deferred compensation.
Since then, total executive and registrant contribution amounts for our eligible NEOs have been reported in each year’s Summary
Compensation Table as follows: $2,383,746 for Mr. Roegner, $1,413,390 for Mr. Stephan, and $0 for Ms. Suarez Gonzalez.

Amcor plc | 2025 Proxy Statement	51

Potential Payments Upon Termination or Change in Control
Compensation and other terms of employment for our current NEOs are generally formalized in executive services agreements, in each case as described under “—Employment Agreements”). In the event of termination of employment by the
Company without “cause” (as described under “—Employment Agreements”), our then-serving NEOs (other than our CEO and
CFO) each had, as of the end of fiscal year 2025, a contractual notice period equal to 12 months under their executive services agreements. In the event of a settlement of this notice period, the amount payable would be equal to the greater of the amount payable required by law or payment in lieu of notice (12 months’ base salary).
For the CEO, if we were to terminate Mr. Konieczny without cause, or if Mr. Konieczny were to terminate his employment as a good leaver (defined generally to include experiencing certain material reductions to compensation or material negative changes to duty, authority or responsibility), each while he is serving as CEO, then he would be entitled to: (1) 12 months of base salary; (2) any STI payment previously earned at the time of termination, paid entirely in cash; (3) a pro-rated portion of the STI award earned for the performance period during which the termination occurs, paid entirely in cash; (4) the vesting in full of all outstanding RSUs granted to him under the STI-Deferred Equity Plan within 30 days after the employment termination date and the vesting in full of the RSUs granted to him at the time he became Interim CEO within 30 days following cessation of active employment; and (5) any other equity awards for which he has completed one-half of the performance or vesting period as of the termination date will continue to vest according to their terms on a pro-rated basis.
For the CFO, if we were to terminate Mr. Casamento without cause, then he would be entitled to: (1) 12 months of base salary;
(2) any STI payment previously earned at the time of termination, paid entirely in cash; (3) a pro-rated portion of the STI award earned for the performance period during which the termination occurs, paid entirely in cash; (4) the vesting in full of all outstanding RSUs granted to him under the STI-Deferred Equity Plan within 30 days after the employment termination date and the vesting in full of the RSUs granted to him at the time of the CEO transition in fiscal year 2024 within 30 days following cessation of active employment; and (5) any other equity awards for which he has completed one-half of the performance or vesting period as of the termination date will continue to vest according to their terms on a pro-rated basis.
As of the end of fiscal year 2025, no single-trigger payments or double-trigger payments were specified in a change of control event; however the Board retained discretion to afford pro-rated incentive payments and vesting of equity awards, and equity awards could be accelerated on a termination in connection with a change of control event. The Board also may deal with other related matters at its discretion.
As described in the section above titled “Executive Change in Control Severance Plan,” following the end of fiscal year 2025, we adopted the CIC Plan, which provides for severance benefits upon a qualifying termination in connection with a change in control.  In addition, beginning with the STI and LTI programs starting July 1 2025, we have added a provision in the award documents to provide for pro rata (in the case of share options, PSUs and STI) or full (in the case of RSUs) vesting of the grants following a qualifying retirement.
The table below shows the estimated potential payment obligations to each NEO at the end of fiscal year 2025 on the basis of the arrangements that were then in effect, as required by applicable SEC regulations.

	Peter Konieczny	Michael Casamento	Fred Stephan	Susana Suarez Gonzalez	Ian Wilson	Eric Roegner	Michael Zacka

Termination Payment ($) (12 months’ base salary)(1)(2)	1,822,278	1,182,914	1,150,000	828,229	998,952	1,047,546	1,362,570
(1)As described above, each of Mr. Konieczny and Mr. Casamento would also have received accelerated vesting of certain equity awards upon a qualifying termination of employment under their respective agreements with the Company.  We estimate the value of that accelerated vesting as of June 30, 2025 as approximately $3,866,107 for Mr. Konieczny and as approximately $3,043,112 for Mr.
Casamento.
(2)Where NEOs are paid in a currency other than USD, the amount is converted to USD using the annual average exchange rate used throughout the fiscal year. Messrs. Konieczny, Casamento, Zacka, and Ms. Suarez Gonzalez are paid in CHF (1 CHF = 1.1532 USD).
Mr. Wilson is paid in GBP (1 GBP = 1.2936 USD).
As described in the section above titled “Employment Agreements,” we also entered into arrangements with Mr. Roegner and
Mr. Zacka providing for the separation benefits described in that section.  Because the separation benefits under those arrangements were not effective or available as of June 30, 2025, the date of the preceding table, we have not included them in the table.

52	Amcor plc | 2025 Proxy Statement

CEO Pay Ratio
The following shows the relationship between fiscal year 2025 annual total compensation for our median employee and Mr.
Konieczny, who was serving as our CEO at fiscal year end. We are a truly global company, with employees in over 40 countries and 72% of them located outside of the U.S. during fiscal year 2025 (as shown in the chart below).
The annual total compensation of our median employee, not including our CEO, was $71,040. The annual total compensation of Mr. Konieczny, as reported in the Summary Compensation Table, was $8,458,329. Therefore, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 119 to 1.
The CEO pay ratio estimate has been calculated in a manner consistent with item 402(u) of Regulation S-K. The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
In accordance with SEC guidance, we excluded the approximately 35,000 employees that became our employees as a result of the Merger that occurred during fiscal year 2025 from our CEO pay ratio determination.  Given there had been no other change to Amcor’s employee population or compensation programs that would significantly affect the CEO pay ratio disclosure since the median employee was identified for fiscal year 2023, Amcor did not re-identify the median employee for fiscal year
2025. The annual total compensation of the median employee was updated to reflect fiscal year 2025 values. Where the median employee was paid in a currency other than USD, compensation was converted to USD using the annual average exchange rate used throughout the fiscal year.
The process for identifying our median employee involved analyzing annual base compensation (salary and hourly wages) for all full-time, part-time, and temporary employees within the organization, other than the CEO, who were employed on April 1,
2023. At that time, and as permitted by the SEC rules under the 5% “De Minimis Exemption”, we excluded 2,097 non-U.S.
employees, or 4.97% of the total employee population of 42,234 employees. The excluded countries and their employee populations were as follows: Dominican Republic (27 employees), India (990 employees), Romania (82 employees), South
Africa (10 employees), Turkey (658 employees) and Venezuela (330 employees). As a result of these exclusions, our median employee was determined from a total of 40,137 employees. As part of this process, for employees who were paid in a currency other than USD, compensation was converted to USD using the exchange rate on April 1, 2023.
Employee Location by Country
Asia 19%
● China
● Thailand
● Australia
● Other Asia
28%
4%
9%
2%
2%
5%
5%
4%
4%
3%
3%
12%
8%
2%
2%
7%
Americas 50%
● United States
● Brazil
● Mexico
● Peru
● Argentina
● Other Americas
EMEA 31%
● France
● Germany
● Poland
● Switzerland
● United Kingdom
● Other EMEA

Amcor plc | 2025 Proxy Statement	53

Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning our pay-for-performance philosophy and how we align our executive compensation programs with the Company’s performance, refer to the “Executive
Compensation Discussion and Analysis” section.

					Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1) Konieczny ($)	Compensation Actually Paid to PEO(2) Konieczny ($)	Summary Compensation Table Total for PEO(1) Delia ($)	Compensation Actually Paid to PEO(2) Delia ($)			Total Shareholder Return(3) ($)	Peer Group Total Shareholder Return(4) ($)	Net Income(5) (in millions)	Adjusted Earnings Per Share (EPS)(6) ($)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2025	8,458,329	5,072,024	—	—	4,126,992	2,415,337	111.43	172.42	518	0.712
2024	7,480,919	6,959,258	8,977,329	5,073,747	5,734,419	5,253,911	112.81	169.26	740	0.702
2023	—	—	7,305,995	(1,817,920)	3,935,828	(456,566)	109.20	155.73	1,058	0.733
2022	—	—	9,872,758	18,573,062	5,003,411	8,834,900	130.29	135.28	815	0.805
2021	—	—	10,991,148	11,147,349	6,040,930	6,108,431	115.51	148.23	951	0.744
(1)For purposes of this disclosure, “PEO” refers to Principal (or Chief) Executive Officer. For the fiscal years presented, represents amount reported for our PEO(s) and average amount reported for our non-PEO NEOs, under the “Total” column of the Summary Compensation
Table (“SCT”). Our NEOs for each of the fiscal years presented are shown below:

Year	PEO(s)	Non-PEO NEOs
2025	Peter Konieczny	Michael Casamento, Eric Roegner, Fred Stephan, Michael Zacka, Susana Suarez Gonzalez and Ian Wilson
2024	Peter Konieczny / Ron Delia	Michael Casamento, Eric Roegner, Fred Stephan and Michael Zacka
2023	Ron Delia	Michael Casamento, Eric Roegner, Fred Stephan and Michael Zacka
2022	Ron Delia	Michael Casamento, Eric Roegner, Fred Stephan and Michael Zacka
2021	Ron Delia	Michael Casamento, Peter Konieczny, Eric Roegner, Fred Stephan and Michael Zacka

54	Amcor plc | 2025 Proxy Statement

(2)Dollar amounts represent Compensation Actually Paid (”CAP”) for our PEO(s) and the average Compensation Actually Paid to our non-
PEO NEOs for each fiscal year. Compensation Actually Paid has been calculated in accordance with Item 402(v) of Regulation S-K and does not reflect the actual compensation earned by or paid to the applicable NEO for any fiscal year. Compensation Actually Paid reflects the following adjustments to the SCT amounts for equity awards reported for the PEO and the Non-PEO NEOs:

	2025
Adjustments to Determine Compensation “Actually Paid” (CAP)	PEO	Non-PEO NEOs
	($)	($)
SUMMARY COMPENSATION TABLE (SCT) TOTAL COMPENSATION	8,458,329	4,126,992
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	(3,879,938)	(1,743,203)
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	(996,984)	(476,715)
Fair value as of the end of the covered fiscal year of equity compensation granted during the covered fiscal year	1,942,756	816,989
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of covered fiscal year	(365,288)	(247,882)
Fair value as of the end of the covered fiscal year of equity compensation that was granted and that vested during the covered fiscal year	—	—
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	(86,851)	(60,844)
Fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during covered fiscal year	—	—
Value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	—	—
TOTAL ADJUSTMENTS	(3,386,305)	(1,711,656)
COMPENSATION “ACTUALLY PAID” (CAP)	5,072,024	2,415,337
Share option fair values are calculated using a Monte-Carlo simulation model for the TSR-based portion of the award and, Adjusted EPS performance together with a Black-Scholes option pricing model for the EPS portion of the award as of the applicable grant date or measurement date. Performance shares/rights fair values are calculated using a Monte-Carlo simulation model for the TSR-based portion of the award and, Adjusted EPS performance together with the closing price of our common stock for the EPS-portion of the award as of the applicable grant date or measurement date. Restricted share unit fair values are calculated using the closing price of our common stock as of the applicable grant date or measurement date. In all cases, we used fair value methodologies and assumptions materially consistent with the methodologies used as of the grant date and to account for share-based payments in our financial statements under
GAAP.

Amcor plc | 2025 Proxy Statement	55

(3)The cumulative TSR for the Company is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. Each of these yearly percentage changes was applied to a deemed fixed investment of $100 at the beginning of the measurement period to produce the value of such investment as of each fiscal year end.
(4)The cumulative Peer Group TSR utilizes the S&P 500 Materials Index (the “Peer Group”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our annual report for the fiscal year ended June 30, 2025. We selected this index as our Peer Group because (i) the Company is a constituent and (ii) it meets all disclosure requirements. For each fiscal year, our
Peer Group TSR was calculated based on a deemed fixed investment of $100 through the measurement period, assuming dividend reinvestment for the peer group, weighted according to the respective companies’ stock market capitalization at the beginning of the measurement period.
(5)Dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable fiscal year.
(6)Adjusted EPS is a non-GAAP financial measure defined by the Company as set forth in the “Definitions of Non-GAAP Financial
Measures” section of this proxy statement.
Relationship Between Compensation Actually Paid and Performance
In accordance with the Securities and Exchange Commission rules, the following section is intended to describe the relationship between Compensation Actually Paid and the Company’s performance over the fiscal years presented:
•Our cumulative TSR performance was positive in each of the fiscal years presented and increased year over year from 2020 to 2022, it decreased in 2023, it increased in 2024 and then decreased in 2025. This cumulative TSR performance correlates with the CAP amounts reported in this table. While our TSR performance over the years presented is positive, it’s been outperformed by the Peer Group in each of the fiscal years presented. Amcor is a constituent of this Peer Group but performance of this group is largely influenced by companies in the chemical and mining industries and as such not directly comparable to the Company’s performance.
•Our Net Income performance varied in each of the fiscal years presented, it decreased from 2021 to 2022, increased from
2022 to 2023, decreased from 2023 to 2024 and 2024 to 2025. This Net Income performance was not correlated with the reported CAP amounts reported in this table and the Company does not use net income to determine compensation levels or incentive plan payouts.
•Our Adjusted EPS increased from 2021 to 2022, decreased from 2022 to 2023, from 2023 to 2024 and then increased from
2024 to 2025. While this is aligned with the CAP amounts reported in this table for most years, it is not the primary driver of the year to year changes.
Most Important Financial Performance Measures
As described in detail in the “Executive Compensation Discussion and Analysis” section, our executive compensation programs are designed to ensure alignment between executive pay, business performance and shareholders. For the last fiscal year, the most important financial performance measures used to link Compensation Actually Paid to our PEO and Non-
PEO NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) to Company performance are listed below in no specific ranked order:

Adjusted Earnings Per Share (EPS)
Adjusted Earnings Before Interest and Taxes (EBIT)
Adjusted Free Cash Flow

56	Amcor plc | 2025 Proxy Statement

Definitions of Non-GAAP
Financial Measures
We report our financial results in accordance with accounting principles generally accepted in the United States of America
(GAAP) and also communicate with investors using certain non-GAAP financial measures that are intended to supplement the presentation of our financial results prepared in accordance with GAAP. Below is a list of non-GAAP measures used in this proxy statement and a description of how these can be derived from our audited financial statements.
•Adjusted Earnings Before Interest and Taxes (EBIT) and Adjusted Earnings Per Share (EPS; Diluted US Cents)
are non-GAAP financial measures adjusted for factors that are unusual or unpredictable. These measures exclude the impact of certain amounts related to the effect of changes in currency exchange rates, acquisitions, and restructuring, including employee-related costs, equipment relocation costs, accelerated depreciation, and the write-down of equipment.
These measures also exclude gains or losses on sales of significant property and divestitures, significant property and other impairments, net of insurance recovery, certain regulatory and litigation matters, significant pension settlements, impairments in goodwill and equity method investments, and certain acquisition-related expenses, including financing-
related, transaction and integration expenses, due diligence expenses, professional and legal fees, purchase accounting adjustments for inventory, order backlog, intangible amortization, changes in the fair value of contingent acquisition payments and economic hedging instruments on commercial paper, CEO transition costs, and impacts related to the
Russia-Ukraine conflict.
•Adjusted Free Cash Flow is a non-GAAP financial measure adjusted for factors that are unusual or unpredictable. This measure is derived from Adjusted EBIT (as defined above) plus depreciation and amortization, excluding intangible amortization resulting from purchase price accounting adjustments, less interest paid, net, income taxes paid, proceeds from sales of property, plant, and equipment and other intangible assets, purchase of property, plant, and equipment and other intangible assets, and movement in working capital, and other cash effects.
•Return on Average Funds Employed (RoAFE) is a non-GAAP financial measure defined by the Company as the last twelve months of Adjusted EBIT (as defined above) divided by Average Funds Employed (four quarter average). Average
Funds Employed is defined by the Company as shareholder’s equity derived from Amcor’s Consolidated Balance Sheets plus Net Debt. Net debt is a non-GAAP financial measure defined by the Company as total long-term and short-term debt less cash and cash equivalents.

Amcor plc | 2025 Proxy Statement	57

Report of the Audit Committee
The Company’s Audit Committee is composed of independent non-employee Directors as defined by applicable SEC rules and
NYSE listing standards. It is responsible for monitoring and overseeing the Company’s financial reporting and the Company’s internal controls over accounting and financial reporting. The Committee is also specifically responsible for reviewing and approving the external audit plan and the fees for non-audit services, and for reviewing and recommending to the Board the external audit fees, for the current fiscal year. In performing its oversight function, the Committee relies upon advice and information received in written form and in its quarterly discussions with the Company’s management, the head of the
Company’s internal audit function and the Company’s independent registered public accounting firm, PricewaterhouseCoopers
AG (PwC). The Audit Committee regularly meets in executive session with the head of internal audit and PwC.
Specifically, the Committee has: (i) reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2025 with the Company’s management; (ii) discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and (iii) received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Committee concerning independence, and has discussed with PwC its independence.
Based on the Committee’s review and discussions mentioned above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June
30, 2025.
The Audit Committee:
Susan Carter (Chair)
Stephen E. Sterrett
Graham Chipchase CBE
Jonathan F. Foster
Independent Registered Public Accountant Fees
The following table presents aggregate fees for professional audit services rendered by PwC for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2025 and 2024, and fees billed for other services rendered by
PwC during those periods.

	2025 ($)	2024 ($)

Audit Fees(1)	$16,874,000	$13,307,000
Audit-Related Fees(2)	83,000	102,000
Tax Fees(3)	1,762,000	411,000
Other Fees(4)	44,000	2,000
TOTAL FEES	18,763,000	13,822,000
(1)Audit Fees – These are fees for professional services performed by PwC for the integrated audits of the Company’s annual financial statements (Form 10-K) and reviews of financial statements included in the Company’s Form 10-Q filings, services that are normally provided in connection with statutory and regulatory filings or engagements and fees in connection with a legal entity restructuring project.
(2)Audit-Related Fees – These are fees for the assurance and related services performed by PwC that are reasonably related to the performance of the audit or review of the Company’s financial statements.
(3)Tax Fees – These are fees for professional services performed by PwC with respect to tax compliance, tax advice and tax planning, including transfer pricing documentation.
(4)Other Fees – These are fees paid to PwC for other regulatory services provided.

58	Amcor plc | 2025 Proxy Statement

The Audit Committee has approved a pre-approval protocol for all non-audit services provided by PwC. This protocol is reviewed and approved annually. On an annual basis, based on prior year fees, management prepares a framework including a pre-approved bucket of fees for audit related services, tax services and other non-audit services which are then approved by the Audit Committee. Actual services are approved by the Chief Financial Officer, Vice President & Corporate Controller / Vice
President Group Internal Audit (non-audit services) or Chief Financial Officer / Vice President Tax / Vice President Group
Internal Audit (tax services). Group Internal Audit then monitors whether the services / fees fit within the approved framework and pre-approved bucket of fees. If the sum of services is expected to exceed the pre-approved bucket of fees, the Audit
Committee is requested to approve the additional services prior to approval of these services by management.  On a quarterly basis, management reports the actual approved services to the Audit Committee. The Audit Committee is then requested to review and ratify the Permitted Non-Audit Services Engagements process on an annual basis. Such services were approved in
August 2025 and approval will remain in place until the next annual approval date at the August 2026 Audit Committee meeting.
In making its recommendation to appoint PwC as the Company’s independent registered public accounting firm, the Audit
Committee has considered whether the provision of the non-audit services rendered by PwC is compatible with maintaining that firm’s independence.

Amcor plc | 2025 Proxy Statement	59

Proposal 2 Ratification of the Appointment
of PricewaterhouseCoopers AG as
Our Independent Registered Public
Accounting Firm for Fiscal Year 2026
A further purpose of the meeting is to vote on the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending June 30, 2026. Although ratification is not required by law, the Board has determined that it is desirable to seek shareholder ratification of this appointment in light of the critical role played by the independent registered public accounting firm in auditing the Company’s financial statements. Therefore, the Audit Committee of the Board of Directors recommends shareholder ratification of the appointment of PwC. If the shareholders do not ratify this appointment, the Audit Committee may consider other independent auditors. A representative of PwC will be present at the meeting, with the opportunity to make a statement if they desire and to respond to questions.
The proxies will vote your proxy for ratification of the appointment of PwC unless you specify otherwise in your proxy.

The Audit Committee and the Board of Directors recommend a vote “FOR” ratification of the appointment of PricewaterhouseCoopers AG for the fiscal year ending June 30, 2026.

60	Amcor plc | 2025 Proxy Statement

Proposal 3 Advisory Vote on Executive
Compensation (“Say-On-Pay Vote”)
We are providing our shareholders an opportunity to cast a non-binding, advisory vote on the compensation of our NEOs as disclosed in this proxy statement and as required under Section 14A of the Exchange Act (which was put in place by the Dodd-
Frank Act).
As described in detail under the heading “Executive Compensation Discussion and Analysis,” our executive compensation programs are designed to align compensation to business strategy and outcomes that deliver value to shareholders; drive a high performance culture by setting challenging objectives and rewarding high-performing individuals; and assure compensation is competitive in the relevant employment marketplace to support the attraction, motivation and retention of executive talent. Please read the “Executive Compensation Discussion and Analysis” in this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our
NEOs.
We are asking our shareholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on our
NEOs’ compensation. This vote is not intended to address any specific type of compensation, but rather the overall compensation of our NEOs and policies and practices described in this proxy statement. Accordingly, our Board of Directors recommends that our shareholders vote “FOR” the following resolution:
“RESOLVED, that Amcor’s shareholders approve, on an advisory basis, the compensation of the NEOs as disclosed in Amcor’s Proxy Statement for the 2025 Annual General Meeting of Shareholders, including the Compensation
Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”
The Say-on-Pay Vote is advisory, and therefore not binding on Amcor, the Compensation Committee or our Board of Directors.
However, we value shareholders’ opinions, and we will consider the outcome of the Say-on-Pay Vote when determining future executive compensation programs.

The Board of Directors recommends a vote “FOR” the approval of the Compensation of our NEOs.

Amcor plc | 2025 Proxy Statement	61

Proposal 4 Advisory Vote on the Frequency
of Casting an Advisory Vote on Executive
Compensation (“Frequency Vote”)
We are providing our shareholders an opportunity to indicate how frequently we should seek an advisory vote on the compensation of our NEOs, such as Proposal 3 of this proxy statement, as required under Section 14A of the Exchange Act
(which was put in place by the Dodd-Frank Act). By voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote on NEO compensation once every one, two, or three years. The Frequency Vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board of Directors. However, the Board of
Directors is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public.
The Board of Directors has concluded that an advisory vote once every year affords our shareholders a regular forum for providing advisory input on our executive compensation, it best represents the preferences of many of our shareholders and this standard is consistent with most public companies.
Please cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years, or abstain from voting.
The option of one year, two years, or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. This vote is advisory and non-binding on Amcor, and the Board may determine that it is in the best interests of the shareholders and Amcor to hold an advisory vote on executive compensation more or less frequently than the option receiving the most shareholder votes. We value our shareholders’ opinions and will consider the outcome of the Frequency Vote when determining how often to hold a
Say-On-Pay vote.

The Board of Directors recommends a vote for every “1 YEAR” as the frequency with which shareholders are provided an advisory vote on executive compensation.

62	Amcor plc | 2025 Proxy Statement

Proposal 5 Approval of the Amendment to the
Amcor plc Memorandum of Association to
Effect a Reverse Stock Split
The Board recommends that the Company’s shareholders authorize the Board to adopt an amendment to the Amcor plc memorandum of association (the “Memorandum,” with such amended Memorandum being the "Amended Memorandum") to effect a reverse stock split of the issued and unissued ordinary shares of the Company as traded on the NYSE (the “Ordinary
Shares”) (including Ordinary Shares held by the Company in treasury) by a ratio of 1-for-5, resulting in a corresponding reduction in the Company's issued and unissued Ordinary Shares and also a corresponding increase in par value from $0.01 to $0.05, with the total nominal value of the Company's share capital remaining unchanged (the “Reverse Stock Split,” and such proposal the “Reverse Stock Split Proposal”). The Reverse Stock Split Proposal will also include a reduction in the authorized and unissued preferred shares of the Company by a ratio of 1-for-5 and a corresponding increase in the preferred share par value from $0.01 to $0.05 for consistency with the changes to the Ordinary Shares; there are no preferred shares issued and outstanding. The Board may determine, in its sole discretion, when to implement the Reverse Stock Split, provided that such amendment is implemented within one year after the conclusion of the Annual Meeting (if the Reverse Stock Split is
approved by the requisite vote of the Company’s shareholders at the Annual Meeting).
CHESS Depositary Instruments ("CDIs”) are traded on the Australian Securities Exchange (“ASX”). Each CDI represents an interest in one Ordinary Share. CDIs are a type of depositary receipt that provide the holder with ultimate beneficial ownership of the underlying ordinary shares of Amcor. If the Reverse Stock Split is implemented, then the CDIs will also be consolidated on a 1-for-5 basis such that one CDI continues to represent an interest in one post-Reverse Stock Split Ordinary Share.
As a result of the Merger, the number of outstanding Ordinary Shares issued by Amcor increased from approximately 1.45 billion to approximately 2.30 billion, and has become more out of proportion with peer companies of a similar size in the United
States. The purpose of the Reverse Stock Split is to reduce the number of our outstanding Ordinary Shares to a number that is more typical for a company with Amcor’s market capitalization, and also to increase the per share trading price of our Ordinary
Shares to a level that is more typical for a company with Amcor’s market capitalization.
Pursuant to the Companies (Jersey) Law 1991, as amended (the “Companies Law”), every company incorporated in Jersey must have a memorandum of association and articles of association. The Memorandum confirms certain factual information about the Company, including its name, that it is a public company limited by shares and its authorized share capital. At present, paragraph 6 of the Memorandum confirms that the authorized share capital of the Company is US$100,000,000 divided into 9,000,000,000 ordinary shares of US$0.01 each and 1,000,000,000 preferred shares of US$0.01 each. If the
Reverse Stock Split is implemented, then paragraph 6 of the Memorandum is proposed to be amended as follows: 'the share capital of the Company is US$100,000,000 divided into 1,800,000,000 ordinary shares of US$0.05 each and 200,000,000 preferred shares of US$0.05 each'.
The Reverse Stock Split will not have an impact on the Amcor plc articles of association.
The Reverse Stock Split will only be effected after the Board (or a duly authorized committee of the Board) authorizes the filing of the Amended Memorandum on behalf of the Company with the Registrar of Companies in Jersey in accordance with the
Companies Law to effectuate the Reverse Stock Split and upon the filing and effectiveness of the Amended Memorandum (the
“Reverse Stock Split Effective Time”). The implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of the Company’s business or a shareholder’s proportional ownership in the Company (subject to the treatment of fractional shares).
The Board believes that effecting the Reverse Stock Split should, among other things, increase the per share price of the
Ordinary Shares (and CDIs) while reducing the number of Ordinary Shares issued, making the price of the Ordinary Shares, the number of outstanding Ordinary Shares and Amcor’s per share metrics closer to and more comparable with Amcor’s peer companies in the United States. As a result, the Board believes that the Reverse Stock Split should make an investment in
Amcor more attractive to a broader group of institutional and retail investors, particularly in the United States.

The Board of Directors recommends a vote “FOR” the approval of the amendment to the Memorandum to effect the Reverse Stock Split.
Reasons For the Reverse Stock Split Proposal
As a result of the Merger, the number of outstanding Ordinary Shares issued by Amcor increased from approximately 1.45 billion to approximately 2.30 billion, and has become more out of proportion with peer companies of a similar size in the United
States. The Board believes that effecting the Reverse Stock Split will reduce the number of outstanding Ordinary Shares to a number that is more typical for a company with Amcor’s market capitalization, and should, among other things, increase the

Amcor plc | 2025 Proxy Statement	63

per share price of the Ordinary Shares (and CDIs), making the price of the Ordinary Shares, the number of outstanding
Ordinary Shares and Amcor’s per share metrics closer to and more comparable with Amcor’s peer companies in the United
States. As a result, the Board believes that the Reverse Stock Split should make an investment in Amcor more attractive to a broader group of institutional and retail investors, particularly in the United States.
Increase the Per Share Price of our Ordinary Shares (and CDIs)
The Reverse Stock Split would increase the per share price of the Ordinary Shares (and CDIs). In determining to seek authorization for the Reverse Stock Split Proposal, the Board considered that, by combining five pre-split shares into one
Ordinary Share (or CDI, as the case may be), the market price of a post-split share (or CDI) should theoretically increase by five (5) times the market price of a pre-split share (or CDI). For example, if an Ordinary Share was trading on the NYSE at
$10.00 before the Reverse Stock Split, then that share is expected to trade closer to $50.00 immediately after the implementation of Reverse Stock Split.
Make the Number of, and Metrics Associated with, Outstanding Ordinary Shares More Comparable with US Peer
Companies
The Reverse Stock Split would reduce the number of outstanding Ordinary Shares (and CDIs) to a number that is more typical for a company with Amcor’s market capitalization in the United States and increase the per share trading price of our Ordinary
Shares to levels more typical for a company with Amcor’s market capitalization in the United States. Following the Merger,
Amcor had approximately 2.3 billion Ordinary Shares outstanding as of June 30, 2025. Based on our research of companies in the S&P 500 with a market capitalization of less than $50 billion as of June 30, 2025, Amcor was one of only four companies with more than 2 billion shares outstanding. The Reverse Stock Split, if implemented, would reduce the number of Ordinary
Shares outstanding to approximately 460 million shares; 62% of companies in the S&P 500 have 460 million shares or less outstanding. As a result, the Reverse Stock Split would also allow our key per share measures, including Earnings per
Ordinary Share and Dividends per Ordinary Share, to align more closely to the metrics reported by many US peer companies.
Potentially Make the Price of the Ordinary Shares (and CDIs) More Attractive to a Broader Group of Institutional and
Retail Investors
The Board believes that an increased market price of the Ordinary Shares (and CDIs) expected because of implementing the
Reverse Stock Split could improve the marketability of the Ordinary Shares (and CDIs), encourage interest and trading in the
Ordinary Shares (and CDIs) and mitigate the negative effects of certain practices and policies associated with lower-priced shares:
•Share Price Policies and Practices: Many institutional investors in the United States have policies or practices prohibiting or discouraging them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of the Ordinary Shares (and, potentially, CDIs). Many brokerage firms in the United States have policies and practices in effect that discourage individual brokers from covering or recommending lower-priced securities to their clients.
•Share Price Volatility: Some investors, particularly long-term investors in the United States, associate lower price stocks with having greater trading swings and general volatility.
•Transaction Costs: Both institutional and retail investors may be dissuaded from purchasing stocks trading below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-
priced stocks if there are commissions charged on a per share basis.
We believe that the Reverse Stock Split, if implemented, could increase analyst, broker and investor interest in the Ordinary
Shares (and CDIs) by avoiding these policies and practices. We also believe that the Reverse Stock Split may make the
Ordinary Shares (and CDIs) a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the Ordinary Shares (and CDIs) for our shareholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing the Company’s business strategy.
Accordingly, for these and other reasons discussed herein, the Board believes that being able to effect the Reverse Stock Split is in the best interests of the Company and its shareholders.
Certain Risks Associated with the Reverse Stock Split
There can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, including:
The proposed Reverse Stock Split may not increase the market price of Ordinary Shares (or CDIs).
The effect of the Reverse Stock Split on the market price of the Ordinary Shares and CDIs cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. We cannot assure you that the proposed Reverse Stock Split will increase the market price of the Ordinary Shares or CDIs in line with the Reverse Stock Split ratio, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced stocks. In addition, although we believe that the
Reverse Stock Split may enhance the marketability of the Ordinary Shares and CDIs to certain potential investors, we cannot assure you that, if implemented, the Ordinary Shares or CDIs will be more attractive to investors, particularly in Australia where

64	Amcor plc | 2025 Proxy Statement

the implied share price may be higher than many of Amcor’s Australian peers. Even if we implement the Reverse Stock Split, the market price of the Ordinary Shares or CDIs may decrease due to factors unrelated to the Reverse Stock Split, including our future performance.
The implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of the Company’s business or a shareholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of Ordinary Shares (and CDIs) decline after the proposed Reverse Stock Split, then the actual or intrinsic value of the Ordinary Shares or CDIs held by a holder will also proportionately decrease as a result of the overall decline in value.
The proposed Reverse Stock Split may decrease the liquidity of Ordinary Shares (and CDIs).
The liquidity of the Ordinary Shares or CDIs may be negatively impacted by the Reverse Stock Split, given the reduced number of shares after the Reverse Stock Split, particularly if the market price does not increase proportionately as a result of the Reverse Stock Split.
The proposed Reverse Stock Split may increase “odd lots”.
If the Reverse Stock Split is implemented, then it may increase the number of shareholders owning “odd lots” of less than 100
Ordinary Shares. Odd lot shares may be more difficult to sell (relative to “round lot” shareholdings of even multiples of 100 shares), and brokerage commissions and other costs of transactions in odd lots may be somewhat higher than the costs of transactions in “round lots.” Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the Ordinary Shares for all shareholders.
The Board considered the foregoing factors and determined that seeking shareholder approval for the Reverse Stock Split
Proposal is in the best interests of the Company and the shareholders.
If the Reverse Stock Split Proposal is Not Approved by Shareholders
If the Reverse Stock Split Proposal is not approved at the Annual Meeting, then the Memorandum will not be amended to effect the Reverse Stock Split.
If the Reverse Stock Split Proposal is Approved by Shareholders
If the Reverse Stock Split Proposal is approved, and once the Board implements the Reverse Stock Split by filing the
Amended Memorandum with the Registrar of Companies in Jersey, then the number of issued Ordinary Shares and CDIs will be reduced by a ratio of 1-for-5 and the number of unissued Ordinary Shares and CDIs will be proportionately decreased, and the par value of our Ordinary Shares will proportionately increase from $0.01 to $0.05.
Effects on the Ordinary Shares and CDIs
If the Reverse Stock Split Proposal is approved, five existing Ordinary Shares or CDIs would be combined into one new
Ordinary Share or CDI, as applicable.
Based on the record date shares issued and outstanding as of the close of business on September 8, 2025, of which
1,612,921,642 were in the form of Ordinary Shares as traded on the NYSE and 695,438,299 were in the form of CDIs as traded on the ASX, immediately following the Reverse Stock Split, the Company would have approximately 322,584,328
Ordinary Shares and 139,087,659 CDIs issued and outstanding (without giving effect to the impact of fractional shares). There are no preferred shares issued and outstanding.
The Reverse Stock Split Proposal would be effected simultaneously, and the exchange ratio would be the same, for all
Ordinary Shares and all CDIs. The Reverse Stock Split would affect all holders of Ordinary Shares and all holders of CDIs uniformly and would not affect any shareholder’s percentage ownership interest in the Company (other than as a result of the treatment of fractional shares). Proportionate voting rights and other rights of the holders of Ordinary Shares and holders of
CDIs will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares. Ordinary
Shares (and CDIs) issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable.
Treatment of Fractional Shares
We will not issue any fractional Ordinary Shares or CDIs (i.e., less than one full Ordinary Share or CDI) as a result of the
Reverse Stock Split. Instead, prior to effecting the Reverse Stock Split, we will make a cash payment in lieu of fractional
Ordinary Shares or CDIs to any holder who would have been entitled to receive a fractional share as a result of the Reverse
Stock Split, at a price equal to the fraction of a share to which such shareholder would otherwise be entitled, multiplied by the closing price of a Ordinary Share as reported on the NYSE or the closing price of a CDI as reported on the ASX on the trading day prior to the day on which the Reverse Stock Split occurs (or such other trading day as the Board shall determine in its sole discretion).
For example, if the closing price of an Ordinary Share as reported on the NYSE on the trading day prior to the day on which the Reverse Stock Split occurs is $10.00, and a shareholder held 13 Ordinary Shares prior to the Reverse Stock Split, then such shareholder would receive 2 Ordinary Shares and $30.00 (in lieu of the 3/5th of a fractional share) as a result of the 1-5
Reverse Stock Split.

Amcor plc | 2025 Proxy Statement	65

Effect on the Preferred Shares
The Reverse Stock Split Proposal, if implemented, would adjust the total number of authorized and unissued shares of our preferred shares and the par value of our preferred shares such that the authorized share capital of the Company will, following the Reverse Stock Split Effective Time, include 200,000,000 preferred shares of US$0.05 each. There are no preferred shares issued and outstanding. The contemplated adjustment to the authorized number of shares and the par value of the preferred shares is in proportion to the corresponding adjustments to the Ordinary Shares.
Effect on Equity Compensation Arrangements
If the Reverse Stock Split Proposal is approved by our shareholders, as of the Reverse Stock Split Effective Time, then the per share exercise price of any outstanding stock options would be increased proportionately, and the number of shares issuable under outstanding stock options, restricted stock and restricted stock units, performance shares and performance share units and all other outstanding equity-based awards would be adjusted proportionately. The number of Ordinary Shares authorized for future issuance under our existing equity plans would be proportionately reduced and other similar adjustments would be made under our equity plans to reflect the Reverse Stock Split. In addition, any performance targets to which any stock options, performance-based shares, performance-based units or other equity-based awards are subject would be proportionally adjusted.
Effect on Market Capitalization
The Reverse Stock Split will not itself directly affect our overall market capitalization such that our market capitalization immediately before the Reverse Stock Split will be the same as immediately after the Reverse Stock Split. However, if the market price of an Ordinary Share increases or declines following the Reverse Stock Split, then we will have a higher or lower market capitalization depending on that market price.
Effect on Exchange Act Reporting and CUSIP
After the Reverse Stock Split Effective Time: (i) Amcor would continue to be subject to periodic reporting and other requirements of the Securities and Exchange Act of 1934, as amended; (ii) the Ordinary Shares would continue to be listed on the NYSE under the symbol “AMCR”; (iii) the post-Reverse Stock Split Ordinary Shares would have a new CUSIP number (this is a number used to identify our equity securities); and (iv) CDIs would continue to be traded on the ASX under the symbol
"AMC."
Reverse Stock Split Effective Time
The Reverse Stock Split Proposal, if approved by shareholders, would become effective upon the date determined by the
Board (or a duly authorized committee of the Board), which must be within one year after the conclusion of the Annual
Meeting, and upon the filing of the Amended Memorandum with the Registrar of Companies in Jersey.
At the Reverse Stock Split Effective Time, except as to fractional shares, the Reverse Stock Split will combine, automatically and without any action on the part of us or our shareholders, five (5) Ordinary Shares or CDIs issued (including Ordinary
Shares or CDIs held by the Company in treasury) immediately prior thereto into one (1) Ordinary Share or CDI, as the case may be, and the unissued Ordinary Shares will also reduce in proportion to the reduction of the issued Ordinary Shares.
Reservation of Right to Abandon the Reverse Stock Split
The Board reserves the right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that it would not be in the best interests of the Company or its shareholders. The Board may make such a determination for any reason.
No Appraisal Rights
Our shareholders are not entitled to appraisal rights in connection with the Reverse Stock Split.
Interests of Directors and Executive Officers
Although certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of Ordinary Shares and CDIs, we do not believe that our officers or directors have interests in the Reverse Stock Split
Proposal that conflict with, are different than or greater than those of any of our other shareholders.
Material U.S. Federal Income Tax Consequences
The following discussion is a summary of the material U.S. federal income tax consequences to U.S. Holders (as defined below) of the Reverse Stock Split but does not purport to be a complete analysis of all potential tax effects. The effects of other
U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or foreign tax laws are not discussed.
This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and do not currently intend to seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below.

66	Amcor plc | 2025 Proxy Statement

There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
This discussion is limited to U.S. Holders that hold our Ordinary Shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Ordinary Shares that for U.S. federal income tax purposes is, or is treated as:
•an individual who is a citizen or resident of the United States;
•a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust that (i) is subject to the primary supervision of a U.S. court and the control of one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a
United States person for U.S. federal income tax purposes.
This discussion does not address all U.S. federal income tax consequences relevant to a U.S. Holder’s particular circumstances, including the impact of the alternative minimum tax, the Medicare contribution tax on net investment income or any item of gross income with respect to our Ordinary Shares being taken into account in an “applicable financial statement” (as defined in the Code). In addition, it does not address consequences relevant to non-U.S. Holders subject to special rules, including, without limitation: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, mutual funds, retirement plans, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Ordinary
Shares as part of a position in a “straddle” or as part of a “hedging,” “conversion,” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our Ordinary Shares as “capital assets” (generally, property held for investment), (iv) foreign entities and nonresident alien individuals, or (v) investors in pass-through entities and the applicable pass-through entity, including a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes and Subchapter S corporations.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD
CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS
TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR
NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
The Reverse Stock Split is intended to qualify as a “recapitalization” for U.S. federal income tax purposes pursuant to Section
368(a)(1)(E) of the Code, and the remainder of this discussion assumes that the Reverse Stock Split so qualifies.  The following tax consequences should apply with respect to a U.S. Holder:
•No Gain or Loss: U.S. Holders generally should not recognize gain or loss from the Reverse Stock Split, except for cash received instead of fractional Ordinary Shares.
•Tax Basis: The total tax basis of the new Ordinary Shares should equal the basis of the surrendered Ordinary Shares, minus any portion allocated to fractional Ordinary Shares.
•Holding Period: The holding period for the new Ordinary Shares should include the holding period of the old Ordinary
Shares.
•Special Rules: The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of
Ordinary Shares surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of Ordinary
Shares acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such Ordinary Shares.
•Fractional Shares: The receipt of cash in lieu of a fractional share of Ordinary Shares should result in gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the fractional shares surrendered, which gain or loss should be long-term capital gain or loss if the holding period for the fractional share surrender exceeds one year at the time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.
A U.S. Holder may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our Ordinary Shares pursuant to the Reverse Stock Split. Certain U.S. Holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and:
•the holder fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily his or her social security number;
•the furnishes an incorrect taxpayer identification number;

Amcor plc | 2025 Proxy Statement	67

•the applicable withholding agent is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or
•the holder fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Material Australian Income Tax Consequences
The summary of the material Australian income tax implications of the Reverse Stock Split in this section are general in nature and should not be relied upon as advice. The Australian income tax implications for each shareholder or CDI holder will depend on the circumstances of the particular shareholder or CDI holder (as applicable). Accordingly, all Australian resident shareholder and CDI holders (as applicable) are encouraged to seek their own professional advice in relation to their tax position. Neither the Company nor any of its officers, employees or advisors assumes any liability or responsibility for advising the Australian resident shareholders and CDI holders about the Australian income tax consequences for them of the Reverse
Stock Split.
Subject only to rounding, if any, there would be no change to the proportionate interests held by each shareholder or CDI holder as a result of the Reverse Stock Split.
The summary below is limited to Australian resident shareholders or CDI holders who hold their Ordinary Shares or CDIs (as applicable) on capital account and does not apply to a shareholder or CDI holder who:
•holds their Ordinary Shares or CDIs on revenue account or as trading stock;
•is subject to the taxation of financial arrangement rules in Division 230 of the Income Tax Assessment Act 1997; and
•acquired the Ordinary Shares or CDIs under an employee share, option or rights plan.
The summary below is based on Australian tax laws and regulations, interpretations of such laws and regulations and administrative practice as at the date of this document.
For Australian resident shareholders and CDI holders who hold a number of Ordinary Shares (or CDIs) that is evenly divisible by the split ratio determined by the Board for the Reverse Stock Split (that is, who would not be entitled to a cash payment in lieu of the receipt of a fractional share), no capital gains tax (“CGT”) event occurs as a result of the Reverse Stock Split, and the cost base and reduced cost base of the Ordinary Shares and CDIs following the Reverse Stock Split will be the sum of the corresponding cost base and reduced cost base of their original securityholding. The date of acquisition of the securities following the Reverse Stock Split will remain the same for the Australian resident shareholders and CDI holders.
For Australian resident shareholders and CDI holders who do not hold a number of Ordinary Shares (or CDIs) that is evenly divisible by the split ratio determined by the Board for the Reverse Stock Split (that is, who would be entitled to a cash payment in lieu of the receipt of a fractional share), CGT consequences may arise in respect of that cash payment and the disposal of the securityholding that it relates to, being the Ordinary Shares or CDIs that are not evenly divisible by the split ratio. Australian resident shareholders or CDI holders who are individuals, complying superannuation entities or trusts may be entitled to reduce the amount of any capital gain made on the disposal of their Ordinary Shares or CDIs if, amongst other things, they have held their Ordinary Shares or CDIs for at least 12 months before the disposal (this reduction is referred to as the CGT discount). The CGT discount is applied only after any available capital losses have been applied to reduce the capital gain and is not generally available to companies. The discount rate is 50% for individuals and trusts, or 33⅓% for complying superannuation entities.
Otherwise, there should be no CGT consequences in respect of the securityholdings that are evenly divisible by the split ratio determined by the Board for the Reverse Stock Split, and the cost base and reduced cost base of such Ordinary Shares and
CDIs following the Reverse Stock Split will be the sum of the corresponding cost base and reduced cost base of the securityholdings to which the Reverse Stock Split applied and for which new Ordinary Shares or CDIs were issued.
Material UK Tax Consequences
The following comments are intended only as a general guide to the current tax position under UK taxation law and HMRC published practice, both of which are subject to change (potentially with retrospective effect). They relate only to certain limited aspects of the UK tax treatment of the Reverse Stock Split for shareholders and CDI holders who are and will be at the time of implementation the absolute beneficial owners of Ordinary Shares or CDIs (as applicable) and who are resident and, in the case of individuals, domiciled in, (and only in) the UK for UK tax purposes and who hold, and will hold, their shares or CDIs (as applicable) in Amcor as an investment (and not as securities to be realized in the course of a trade). The following is not, and is not intended to be, an exhaustive summary of the tax consequences of acquiring, holding and disposing of existing Ordinary
Shares (or existing CDIs) or new Ordinary Shares (or new CDIs) and it does not constitute advice.

68	Amcor plc | 2025 Proxy Statement

The comments may not apply to certain shareholders or CDI holders who are subject to special rules, such as (but not limited
to) dealers in securities, insurance companies and collective investment schemes, shareholders who are exempt from taxation and shareholders who have (or are deemed to have) acquired their Ordinary Shares or CDIs (as applicable) by virtue of an office or employment. If you are in any doubt as to your tax position or are subject to tax in any jurisdiction other than the UK, you should consult, and rely upon the advice of, a duly authorized professional adviser.
THE INFORMATION PROVIDED BELOW IS A GENERAL SUMMARY. IT DOES NOT COVER ALL TAX MATTERS THAT MAY
BE OF IMPORTANCE TO A PARTICULAR SHAREHOLDER OR CDI HOLDER. EACH SHAREHOLDER OR CDI HOLDER IS
URGED TO CONSULT THEIR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES TO THE SHAREHOLDER OR CDI
HOLDER OF THE REVERSE STOCK SPLIT, IN LIGHT OF SUCH SHAREHOLDER’S OR CDI HOLDER’S OWN
CIRCUMSTANCES.
The proposed Reverse Stock Split should constitute a reorganization of Amcor’s share capital for the purposes of the UK’s taxation of capital gains and corporation tax on chargeable gains (“UK CGT”). For the purposes of UK CGT, to the extent that you receive new Ordinary Shares or new CDIs (as applicable) pursuant to the Reverse Stock Split, you should not be treated as making a disposal of any of your existing Ordinary Shares or CDIs (as applicable). Instead, the new Ordinary Shares or new CDIs (as applicable) will together be treated, for the purposes of UK CGT, as the same asset as, and as having been acquired at the same time and for the same aggregate cost as, the holding of existing Ordinary Shares or existing CDIs (as applicable) from which they derive.
A subsequent disposal of new Ordinary Shares or new CDIs (as applicable) may, depending on individual circumstances
(including the availability of exemptions, reliefs and allowable losses), give rise to a liability to UK CGT. Any chargeable gain or allowable loss on a disposal of the new Ordinary Shares or new CDIs (as applicable) should be calculated taking into account a proportion of the allowable cost to the holder acquiring their Ordinary Shares or CDIs (as applicable) based on an apportionment of the allowable expenditure for their Ordinary Shares or CDIs (as applicable) by reference to the market value of the new Ordinary Shares or CDIs (as applicable) on the first day on which the new Ordinary Shares or new CDIs (as applicable) are listed. It is expected that all of a shareholder’s or CDI holder’s allowable cost of acquiring the Ordinary Shares or CDIs (as applicable) should be apportioned to their new Ordinary Shares or new CDIs (as applicable).
Subject to the following paragraph, to the extent a shareholder or CDI holder receives a cash payment in lieu of the issued fractional shares or fractional CDIs (as applicable), and the amount of the cash payment is small in comparison with the value of that shareholder’s Ordinary Shares or that CDI holder’s CDIs (as applicable) held at the time of the payment, that shareholder or CDI holder will not normally be treated as having made a part disposal of the shareholder’s holding of Ordinary
Shares or the CDI holder’s holding of CDIs (as applicable). Instead, an amount equal to the amount of such cash received will be deducted from the base cost in that shareholder’s new Ordinary Shares or that CDI holder’s new CDIs (as applicable).
Under current HMRC practice, any cash payment of £3,000 or less or (if greater) which is 5% or less of the market value of a shareholder’s holding of shares or a CDI holder’s holding of CDIs immediately before the distribution will generally be treated as small for these purposes.
However, if the cash payment exceeds the base cost in the shareholder’s new Ordinary Shares or the CDI holder’s new CDIs
(as applicable), or if the shareholder does not hold enough Ordinary Shares or a CDI holder does not hold enough CDIs (as applicable) such that they are not entitled to receive a new Ordinary Share or a new CDI (as applicable), the shareholder or
CDI holder should be treated as disposing of part or all of their holding of Ordinary Shares or holding of CDIs (as applicable), which may give rise to a liability to UK CGT.
No liability to UK stamp duty or stamp duty reserve tax should be incurred by a holder of Ordinary Shares or a holder of CDIs as a result of the proposed Reverse Stock Split.
Material Jersey Tax Consequences
Certain Taxation Aspects
The following summary of the anticipated treatment of the Company and holders of Ordinary Shares (other than residents of
Jersey) is based on Jersey taxation law and practice as it is understood to apply at the date of this proxy statement and may be subject to any changes in Jersey law occurring after such date. It does not constitute legal or tax advice and does not address all aspects of Jersey tax law and practice (including such tax law and practice as it applies to any land or building situate in Jersey). Accordingly, holders of Ordinary Shares should consult their own tax advisers regarding tax considerations with respect to their investment in the Company.
Shareholders should note that tax law and interpretation can change and that, in particular, the levels and basis of, and reliefs from, taxation may change and may alter the benefits of the investment in the Company.
Taxation of Non-Jersey Residents
Holders of Ordinary Shares (other than residents of Jersey) will not, as a result of the Reverse Stock Split, be subject to any tax in Jersey in respect of the holding of such shares. Please see below under “Shareholders of a Jersey Company” in relation to the status of Jersey resident holders of Ordinary Shares.
Shareholders of a Jersey Company

Amcor plc | 2025 Proxy Statement	69

Any shareholders of a Jersey company who are residents for tax purposes in Jersey will incur income tax on any dividends paid on the shares held by them. Jersey does not otherwise levy taxes upon capital, inheritances, capital gains or gifts, nor are there other estate duties. This position remains unaffected by virtue of the Reverse Stock Split.
Proposal
The Company is seeking shareholder approval to effect a reverse stock split of the Ordinary Shares and CDIs by a ratio of 1-
for-5, with such action to be effected at such time and date, as determined by the Board within one year after the conclusion of the Annual Meeting, if the Reverse Stock Split is approved by the requisite vote of the Company’s shareholders at the Annual
Meeting.
Vote Required for Approval
Approval of the Reverse Stock Split must be passed by way of special resolution under the Companies Law and requires approval by the holders of two-thirds of the voting rights represented at the meeting, in person or by proxy, and voting thereon.
The text of the special resolution in respect of the Reverse Stock Split is as follows:
“RESOLVED AS A SPECIAL RESOLUTION, that the Company alter its memorandum of association pursuant to a reverse stock split of its ordinary shares by a ratio of 1-for-5 (the Reverse Stock Split) resulting in a change to the Company's issued and unissued share capital and amending the authorized share capital from US$100,000,000 divided into 9,000,000,000 ordinary shares of US$0.01 each and 1,000,000,000 preferred shares of US$0.01 each to US$100,000,000 divided into
1,800,000,000 ordinary shares of US$0.05 each and 200,000,000 preferred shares of US$0.05 each and replacing the existing paragraph 6 of the memorandum of association with the following new paragraph 6 (the New Memorandum): 'the share capital of the Company is US$100,000,000 divided into 1,800,000,000 ordinary shares of US$0.05 each and 200,000,000 preferred shares of US$0.05 each' provided that, notwithstanding the passing of this special resolution, (i) the Board of
Directors of the Company may determine, in its sole discretion, when to implement the Reverse Stock Split, provided that it is implemented within one year after the conclusion of the annual general meeting at which this special resolution is passed; (ii)
the Board of Directors of the Company reserves the right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that it would not be in the best interests of the Company or its shareholders; and (iii) the New
Memorandum is only effective when it has been filed by or on behalf of the Board of Directors with the Registry of the Jersey
Financial Services Commission."

70	Amcor plc | 2025 Proxy Statement

Important Information about the Proxy
Materials and Voting Your Shares
Why am I receiving these proxy materials?
The Company is soliciting your proxy in connection with the Annual General Meeting of Shareholders to be held on Thursday,
November 6, 2025. This proxy statement and the form of proxy or, in some cases, a Notice of Internet Availability, are being mailed to shareholders commencing on or about September [23], 2025.
Why did I receive a Notice of Internet Availability of proxy materials?
Under the rules of the SEC, we are furnishing proxy materials to certain of our shareholders on the internet, rather than mailing printed copies to those shareholders. This process reduces the environmental impact of our Annual Meeting of Shareholders, expedites shareholders’ receipt of the proxy materials, and lowers our costs. If you received a Notice of Internet Availability of
Proxy Materials (the “Notice of Internet Availability” or “Notice”) by mail, you will not receive a printed copy of the proxy materials unless you request one as instructed in that notice. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials on the internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet
Availability.
How will my shares be voted by proxy?
The proxies will vote the shares represented by all properly executed proxies that we receive prior to the meeting that are not revoked in accordance with your instructions. If you properly execute and submit your proxy, but do not indicate how you want your shares voted, the Company proxy will vote your shares:
•“FOR” the eleven Director-nominees set forth herein;
•“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm;
•“FOR” the non-binding, advisory vote approving our executive compensation;
•For every “1 YEAR” as the frequency with which shareholders are provided an advisory vote on executive compensation;
and
•“FOR” the approval of the Amendment to the Amcor plc Memorandum of Association to effect a reverse stock split.
Who will conduct and pay for the cost of this proxy solicitation?
We will bear all costs of soliciting proxies, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses they incur. Proxies may be solicited personally, by mail, by telephone, by fax, or by internet by our Directors, officers, or other regular employees without remuneration other than regular compensation. We have retained
Morrow Sodali LLC to act as a proxy solicitor for a fee estimated to be $52,500, plus reimbursement of out-of-pocket expenses.
Who is entitled to vote at the meeting?
You are entitled to vote or direct the voting of your Amcor shares if you were a shareholder of record or a beneficial owner of shares in “street name” as of 4:00 p.m. U.S. Eastern Time on September 8, 2025, or a holder of CHESS Depositary Interests as of 7:00 p.m. Australian Eastern Standard Time, on September 8, 2025, the record date for our Annual Meeting.
As of the record date, there were 2,308,359,941 shares of Amcor outstanding. Each ordinary share entitles the shareholder of record to one vote. Cumulative voting is not permitted. See the Admission Policy in this proxy statement for instructions on obtaining a ticket to attend the meeting.

Amcor plc | 2025 Proxy Statement	71

What does it mean to be a shareholder of record?
If, on the record date, your ordinary shares were registered directly in your name with our transfer agent, Computershare, then you are a “shareholder of record.” As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by the internet, by telephone, or to fill out and return the enclosed proxy card, to ensure your vote is counted.
What does it mean to beneficially own shares in “street name”?
If, on the record date, your ordinary shares were held in an account at a bank, broker or other financial institution (we will refer to those organizations collectively as a “broker”), then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker. The broker holding your account is considered the shareholder of record for purposes of voting at our Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a shareholder of record, if you want to vote your shares in person at the Annual Meeting, you must request and obtain a valid proxy from your broker giving you that right, and must satisfy the Admission Policy described below.
Under the NYSE rules, the only matter on which your broker can vote your shares without receiving instructions from you is the ratification of auditors. Your broker does not have discretionary authority to vote your shares on any other matter. We encourage you to communicate your voting decisions to your broker before the Annual Meeting date to ensure that your vote will be counted.
What does it mean to be a holder of CHESS Depositary Interests?
CHESS Depositary Interests are issued by Amcor through CHESS Depositary Nominees Pty Limited (“CDN”), and traded on the Australian Securities Exchange, or ASX. The depositary interests are frequently called “CDIs.” If you own Amcor CDIs, then you are the beneficial owner of one Amcor ordinary share for every CDI you own. CDN or its custodian is considered the shareholder of record for purposes of voting at our Annual Meeting. As the beneficial owner, you have the right to direct CDN or its custodian on how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting.
But because you are not a shareholder of record, if you want to vote your shares in person at the Annual Meeting, you must request and obtain a valid proxy from CDN or its custodian giving you that right, and must satisfy the Admission Policy described below.
You will receive a notice from Computershare allowing you to deliver your voting instructions over the internet. In addition, you may request paper copies of the proxy statement and voting instructions by following the instructions on the notice provided by
Computershare.
Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual
Meeting unless you specifically instruct CDN how to vote. We encourage you to communicate your voting decisions to CDN before the Annual Meeting date to ensure that your vote will be counted.
What is the required quorum to conduct business at the Annual Meeting?
A quorum will consist of one or more shareholders present in person or by proxy who hold or represent shares of at least a majority of the total voting rights of all the voting power of the shares entitled to vote at the Annual Meeting.
How many votes are required to approve each proposal?
The affirmative vote of the holders of a majority of the votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote, is required to re-elect Directors and approve the ratification of PwC as our independent registered public accounting firm.
The Say-on-Pay Vote and Frequency Vote are both advisory and non-binding. We will consider shareholders to have approved the Say-on-Pay Vote if there is an affirmative vote of the holders of a majority of the votes cast by shareholders present in person or represented by proxy at the meeting and entitled to vote. We will consider our shareholders to have preferred the frequency option on the Frequency Vote that receives the most votes.
The approval of the Amendment to the Company’s Memorandum of Association to effect a reverse stock split is a special resolution under Jersey law. A special resolution requires approval by the holders of two-thirds of the voting rights represented at the meeting, in person or by proxy, and voting thereon.
If the votes are equal on a proposal, the chair of the meeting has a casting vote.

72	Amcor plc | 2025 Proxy Statement

How are votes counted?
Abstentions will be treated as shares that are present and entitled to vote. Accordingly, abstentions will have the effect of a vote “Against” the particular matter. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, it is referred to as a “broker non-vote.” Broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as voted for the purpose of determining the approval of the particular matter.
How do I vote?
Your vote is important. You may vote on the internet, by telephone, by mail, or at the Annual Meeting, all as described below.
The internet and telephone voting procedures are designed to authenticate shareholders using a control number, and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the internet, you do not need to return your Notice, proxy card or voting instruction card. Telephone and internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m. U.S. Eastern Time on November 5, 2025 or, for a holder of CHESS Depositary
Interests, until 10:00 a.m. Australian Eastern Daylight Time on November 4, 2025.
Vote on the Internet
If you have internet access, you may submit your proxy by following the instructions provided in the Notice, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. On the internet voting site, you can confirm that your instructions have been properly recorded.
Vote by Telephone
You can also vote by telephone by following the instructions provided on the internet voting site, or if you requested printed proxy materials, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.
Vote by Mail
If you elected to receive printed proxy materials by mail, you may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. Please allow sufficient time for mailing if you decide to vote by mail.
Voting at the Annual Meeting
The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting. All shareholders of record on September 8, 2025 are invited to attend and participate at the meeting.
How can I revoke my proxy or change my vote?
You may revoke your proxy or change your vote at any time before the proxy is exercised by any of the following methods:

Holder	Method of Voting

Holders of record
•Delivering written notice of revocation to our Corporate Secretary at our principal executive office located at 83
Tower Road North, Warmley, Bristol BS30 8XP, United Kingdom;
•Delivering another timely and later dated proxy;
•Revoking by internet or by telephone before 11:59 p.m. U.S. Eastern Time on November 5, 2025, for shares traded on the NYSE; or
•Attending the Annual Meeting and voting in person by written ballot. Please note that your attendance at the meeting will not revoke your proxy unless you actually vote at the meeting.

Stock held by brokers, banks and nominees and CDIs
You must contact your broker, bank or other nominee to obtain instructions on how to revoke your proxy or change your vote. CDI holders must contact Computershare to revoke your proxy or change your vote. You may also obtain a “legal proxy” from your broker, bank or other nominee to attend our Annual Meeting and vote in person by written ballot.

Amcor plc | 2025 Proxy Statement	73

What is the address for the Company’s principal executive office?
The mailing address of our principal executive office is:
Amcor plc
83 Tower Road North
Warmley, Bristol BS30 8XP
United Kingdom
Householding Information
CDI holders are sent separate copies of the proxy statement and annual report or Notice of Internet Availability. For shareholders other than CDI holders, you may be sent a single copy of these proxy materials where more than one shareholder has a shared address (“householding”). We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and annual report or Notice of Internet Availability in a separate envelope, as applicable, to a shareholder at a shared address to which a single copy of these documents was delivered. Such request may be made by contacting Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51
Mercedes Way, Edgewood, NY 11717. If shareholders (other than CDI holders) reside at a shared address and prefer to receive a single copy of the proxy statement, annual report or Notice of Internet Availability, either now or in the future, please contact Broadridge Financial Solutions, Inc. as described above.
Cautionary Statement Regarding Forward-Looking Statements
This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,”
“plan,” “anticipate,” “commit,” “estimate,” “potential,” “ambitions,” “outlook,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally.
Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Amcor nor any of its respective directors, executive officers, or advisors provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Amcor. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Amcor's business, including the ability to successfully realize the expected benefits of the Merger.
Amcor provides guidance on a non-GAAP basis without reconciliation as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, certain tax related events, and difficulty in making accurate forecasts and projections in connection with the legacy Berry business given recency of access to all relevant information. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings for the guidance period.

74	Amcor plc | 2025 Proxy Statement

Submission of Shareholder
Proposals and Nominations
Proposals for Inclusion in Proxy Statement
We must receive all shareholder proposals to be presented at the 2026 annual general meeting of shareholders that are requested to be included in the proxy statement and form of proxy relating thereto pursuant to SEC Rule 14a-8 not later than
May 26, 2026.
Other Proposals and Nominees
Shareholder proposals to be brought before any meeting of shareholders or nominations of persons for election as a Director at any meeting of shareholders must be made pursuant to timely notice in writing to the Corporate Secretary of the Company.
To be timely, notice by the shareholder must be delivered or received at our principal executive offices not earlier than the close of business on the one hundred twentieth (120th) day before the anniversary of the previous year’s annual general meeting and not later than the close of business on the ninetieth (90th) day before the anniversary of the previous year’s annual general meeting. If, however, there was no annual general meeting in the prior year or the date of the annual general meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual general meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual general meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Accordingly, any such shareholder proposal or nomination for the 2026 annual general meeting of shareholders must be delivered no earlier than the close of business on July 9, 2026 and no later than the close of business on August 10, 2026.  Please note that these requirements are separate from the SEC’s requirements to have a shareholder’s proposal included in our proxy materials.
In addition to satisfying the foregoing requirements, shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the additional information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended no earlier than the close of business on July 9, 2026 and no later than the close of business on August 10, 2026.
Notice Requirements
A notice of a shareholder proposal for Director nominations or other business must set forth certain information concerning such proposal, the proposing shareholder and the nominees, as specified in our Articles and as required by SEC rules, as applicable. The presiding officer of the meeting will refuse to acknowledge any proposal or nomination not made in compliance with the foregoing procedures.
The Board of Directors is not aware of any other matters to be presented at the meeting. However, if any matter other than those referred to above should come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

Amcor plc | 2025 Proxy Statement	75

Important Notice Regarding Availability
of Proxy Materials for the Annual General
Meeting of Shareholders to Be Held
on November 6, 2025
The following materials are available for viewing on the internet:
•Proxy statement for the 2025 Annual General Meeting of Shareholders;
•2025 Annual Report to Shareholders; and
•Annual report on Form 10-K for the fiscal year ended June 30, 2025.
To view the proxy statement, 2025 Annual Report to Shareholders, or annual report on Form 10-K, holders of ordinary shares should visit www.proxyvote.com and holders of CDIs should visit www.investorvote.com.au and enter your control number from your Notice of Internet Availability or proxy card.

76	Amcor plc | 2025 Proxy Statement

Admission Policy
All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Shareholders on
November 6, 2025. CDI holders as of the record date may also attend. If you would like to attend the meeting in person, you must request an admission ticket and follow the instructions below. You may request an admission ticket by:
•Calling +61 3 9226 9000 in Australia or +1 224 313 7000 in the United States;
•E-mailing investor.relations@amcor.com; or
•Mailing a request to Amcor plc at 83 Tower Road North, Warmley, Bristol BS30 8XP, United Kingdom, Attention: Corporate
Secretary.
Seating is limited. Tickets will be issued on a first-come, first-served basis. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in “street name” (that is, through a bank, broker or other financial institution), you will also need to obtain a valid proxy giving you the right to attend the Annual Meeting or bring a copy of a statement reflecting your shared ownership as of the record date. If you hold CDIs and wish to vote your shares in person, you must obtain a valid proxy from CDN or its custodian. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

www.amcor.com
SCAN TO
VIEW MATERIALS & VOTE
AMCOR PLC
83 TOWER ROAD NORTH
WARMLEY, BRISTOL BS30 8XP
UNITED KINGDOM
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 5, 2025 for shares held directly and by 11:59 p.m. Eastern
Time on November 3, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-
mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on November 3, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V79011-P37068
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

AMCOR PLC
The Board of Directors recommends you vote FOR the following:
1.	Re-election of Directors
	Nominees:		For	Against	Abstain

	1a.	Graeme Liebelt	☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2, 3, and 5, and for 1 YEAR for proposal 4.		For	Against	Abstain

	1b.	Stephen E. Sterrett	☐	☐	☐
						2.	Ratification of PricewaterhouseCoopers AG as our independent registered public accounting firm for fiscal year 2026.	☐	☐	☐
	1c.	Peter Konieczny	☐	☐	☐

	1d.	Achal Agarwal	☐	☐	☐
						3.	To approve, by non-binding, advisory vote, the Company’s executive compensation.	☐	☐	☐
	1e.	Susan Carter	☐	☐	☐

	1f.	Graham Chipchase CBE	☐	☐	☐		1 Year	2 Years	3 Years	Abstain

	1g.	Jonathan F. Foster	☐	☐	☐	4.	To approve, by non-binding, advisory vote, the frequency of casting an advisory vote on executive compensation (“Frequency Vote”). ☐	☐	☐	☐

	1h.	Lucrèce Foufopoulos-De Ridder	☐	☐	☐

	1i.	James T. Glerum, Jr.	☐	☐	☐			For	Against	Abstain

	1j.	Nicholas T. Long (Tom)	☐	☐	☐	5.	To approve the Amendment to the Amcor plc Memorandum of Association to effect a reverse stock split.	☐	☐	☐

	1k.	Jill A. Rahman	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

						Please indicate if you plan to attend this meeting.		☐	☐
								Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
V79012-P37068
AMCOR PLC
Annual General Meeting of Shareholders
November 6, 2025 - 9:00 p.m. London Greenwich Mean Time
This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Damien Clayton (Corporate Secretary) and Deborah Rasin (General Counsel), or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Amcor plc that the shareholder(s) is/are entitled to vote at the Annual
General Meeting of Shareholders to be held at The Langham Hotel, London, 1C Portland P1, London W1B 1JA, England, 9:00 p.m.
London Greenwich Mean Time on November 6, 2025, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.
Continued and to be signed on reverse side